UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Steven I. Koszalka

American Funds Corporate Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

                                                    American Funds
                                                    Corporate Bond Fund(R)
                                                    Annual report
                                                    for the year ended
                                                    May 31, 2017

                   -------------------------------------------
                     We believe high-
                     conviction investing
                     and diverse
                     perspectives lead
                     to better results.
                   -------------------------------------------

American Funds Corporate Bond Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

This fund is one of more than 40 offered by one of the nation's largest mutual fund families, American Funds, from Capital Group. For more than 85 years,
Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted,

the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2017 (the most recent calendar quarter-end):

                                                     Average annual
                                                      total return
                                        Cumulative  ----------------
                                       total return
                                       ------------     Lifetime
Class A shares                            1 year    (since 12/14/12)

--------------------------------------------------------------------
Reflecting 3.75% maximum sales charge     -2.14%          3.07%

The total annual fund operating expense ratio is 0.91% for Class A shares as of the prospectus dated August 1, 2017. The net expense ratio is 0.87% (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2018. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results and the net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses would have been higher. Refer to the fund's most recent prospectus for details. Visit americanfunds.com for more information.

Although the fund has plans of distribution, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund's investment adviser. Expenses shown assume fees for distribution services were charged on these assets. However, because fees for distribution services were not charged on these assets, actual fund expenses were lower and total return was higher.
See the "Plan of distribution" section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

The fund's 30-day yield for Class A shares as of June 30, 2017, reflecting the
3.75% maximum sales charge and calculated in accordance with the U.S.
Securities and Exchange Commission formula, was 2.18% (2.00% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents

1   Letter to investors

3   The value of a $10,000 investment

4   Summary investment portfolio

8   Financial statements

34  Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for American Funds
Corporate Bond Fund.

For the 12-month period ended May 31, 2017, the fund advanced 3.90%, with all dividends reinvested. By way of comparison, the Bloomberg Barclays U.S.
Corporate Investment Grade Index rose 4.26%, while the fund's peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated Average, gained 4.16%.

During this time the fund generated dividends totaling about 23 cents a share, providing investors who reinvested dividends with an income return of 2.26%.
The fund also paid a capital gain distribution of 11 cents a share.

At the end of the period, the fund's corporate holdings - representing about
89% of the portfolio - were spread among a variety of sectors. Bonds in the financials sector made up nearly 16% of the portfolio, just slightly more than investments in the health care sector. Those were followed by utilities at approximately 13% and energy at about 11%. Roughly 4% of the portfolio was invested in government securities, primarily U.S. Treasury notes. A summary list of fund holdings can be found beginning on page 4.

About 74% of the fund consisted of U.S. securities, with the rest chiefly invested in bonds from Germany, the U.K. and Canada.

Corporate bonds navigate an uncertain environment

From practically start to finish of the period, geopolitical and macroeconomic issues affected markets around the world. Investors have been confronted with the British vote to leave the European Union, the election of President Trump in the U.S., a contentious election in France and uncertainty about global economic growth. In addition, the U.S. Federal Reserve was entering a period of interest-rate increases.

In such an environment, the fund took slightly less credit risk than the index when selecting issuers of the securities in which it invests. Indeed, corporate bonds, and other types of fixed-income investments, declined in the wake of the
U.S. election. The decline was partly due to investor expectations for administration fiscal stimulus, such as reductions in personal and corporate taxes and regulations, that could increase growth, inflationary pressures and interest rates.

But corporate bonds spent much of the second half of the period in positive territory, as demand remained relatively strong and the sector continued to appear fairly stable. Earlier in the period, some of that demand was due to the
Federal Reserve's decision to hold its key short-term rate steady, which helped increase investors' appetite for corporate bonds.

--------------------------------------------------------------------------------
Results at a glance
For periods ended May 31, 2017, with all distributions reinvested

                                                                Average annual total
                                                                      returns
                                                Cumulative    -----------------------
                                               total returns
                                              --------------              Lifetime
                                              6 months 1 year 3 years (since 12/14/12)

--------------------------------------------------------------------------------------
American Funds Corporate Bond Fund
 (Class A shares)                               4.06%   3.90%  4.34%        3.97%
--------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Corporate
 Investment Grade Index*                        4.17    4.26   3.53         3.29
--------------------------------------------------------------------------------------
Lipper Corporate Debt Funds BBB-Rated
 Average+                                       4.07    4.16   3.08         2.95
--------------------------------------------------------------------------------------
Lipper Corporate Debt Funds A-Rated Average+    3.53    3.12   2.92         2.62
--------------------------------------------------------------------------------------

* Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
+ Source: Thomson Reuters Upper. Upper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

--------------------------------------------------------------------------------
Since the fund's inception through July 29, 2016, certain fees, such as 12b-1 fees, were not charged on Class A shares. If these expenses had been deducted, results would have been lower.

                     American Funds Corporate Bond Fund  1

Even after the Fed raised rates in December and March, citing low unemployment and healthy financial conditions, the yield on Treasuries remained relatively low. That contributed to the continued demand for corporate debt, pushing down the yield on investment- grade bonds (rated BBB/Baa and above). As a result, near the end of the period, the "spread," or difference between yields offered by U.S. corporate debt and Treasuries, was the lowest since 2014.

Inside the fund

Issuance of U.S. investment-grade corporate bonds remained robust during the period, as companies continued to take advantage of low-cost financing. Total issuance reached nearly $1.3 trillion for the 12-month period ended May 31.

One notable deal late in the period involved QUALCOMM's $11 billion offering.
The maker of digital wireless communications equipment will use the proceeds to help finance its $47 billion purchase of NXP Semiconductors. In one of the largest deals during the fund's reporting period, Microsoft raised $19.75 billion to fund part of its $26 billion purchase of Linkedln. Microsoft contributed to the fund during the period. The fund's holdings in the technology sector are based partly on the expectation that technology companies will be significant participants in the debt market, in some cases growing through acquisition of other companies.

A variety of issuers in the fund's top two sectors, financials and health care, contributed to the fund. Among financials, the fund's investments in the banking industry were one of the period's top contributors relative to the index. The fund also benefited from some European bank bonds that were purchased at relatively attractive valuations amid the uncertainty leading up to the French election. When the outcome of the election reassured markets and resulted in a rally, holdings among some of those institutions were pared back.

Our position in the health care sector is partly the result of finding companies that we believe have the ability to generate cash and the intention to reduce debt levels.

Bonds from such issuers have the potential to rise in value as companies pay down debt. One notable issuance in the health care sector came from U.S.
medical device maker Abbott Laboratories, which issued $15.1 billion in bonds, one of the period's largest offerings. The company intends to use the proceeds to fund its $25 billion acquisition of St. Jude Medical Inc.

The fund also benefited from debt issued by companies in the energy sector. On an absolute basis, our investments in Enbridge Energy Partners, Williams
Partners LP and Kinder Morgan all contributed to the fund. The fund's investments among issuers in the oil, gas and consumable fuels industry helped the fund outpace the index in that area.

The fund's allocation in some sectors lagged the returns of the index, particularly the fund's position in U.S. Treasuries, which was larger than the benchmark. Treasuries lost value during the post-election downturn, and our position there detracted from relative returns. The fund reduced its position in Treasuries during the period. Conversely, the fund benefited from an underweight position in banks, which helped to offset the negative contributions of the Treasuries allocation.

Looking ahead

The year covered by this report has been a period of intense political volatility and uncertainty about the global economy. Nevertheless, recent economic data has been relatively positive and it's possible we are entering a new phase of higher, synchronized global growth. In the U.S., the Institute for
Supply Management surveys reveal a brighter outlook among both manufacturing and service companies. Industrial sector measures have similarly risen in
Europe and Japan. Consumer sentiment has also improved and reached multiyear highs.

While the macroeconomic and geopolitical issues are likely to make the investment environment challenging, we continue to find opportunities to invest in corporate bonds we believe have the potential to reward investors over the long run.

American Funds Corporate Bond Fund seeks to achieve its investment objective by investing primarily in investment-grade corporate debt securities. During the period, exposure to corporate bonds proved to be a judicious strategy to generate income and pursue total return while also aiming for capital preservation.

In an environment of low to negative yields, investment-grade corporate bonds can provide meaningful yield with relatively modest risk. Such bonds can also provide relative stability, as well as diversification from equities. Recently, corporate bonds have benefited from a high volume of issuance and now constitute a broad investment universe, allowing managers to build broadly diversified, robust portfolios.

The fund's focus on investment-grade corporate bonds provides investors with dedicated exposure to the asset class. By pursuing total return and U.S.-dollar denominated investment-grade credit, the fund can serve as a durable portfolio building block.

Corporate bond investing in today's market requires deep credit research. Our managers rely on rigorous research that seeks to determine which industry, company or security mix in an expected economic environment will provide the outcome that helps investors pursue their financial objectives.

We thank you for making American Funds Corporate Bond Fund part of your portfolio and look forward to reporting to you again in six months.

Cordially,

David S. Lee
President

July 17, 2017

For current information about the fund, visit americanfunds.com.

                     2  American Funds Corporate Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period December 14, 2012, to May 31,
2017, with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment./1/ Thus, the net amount invested was $9,625.

           /1/As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
           /2/Source: Bloomberg Index Services Ltd. The Bloomberg Barclays
            U.S. Corporate Investment Grade Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
           /3/Includes reinvested dividends of $1,146 and reinvested capital gain distributions of $319.
           /4/Source: Thomson Reuters Lipper. Results of the Lipper Corporate
            Debt Funds BBB-Rated Average do not reflect any sales charges.

           Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

 Total returns based on a $1,000 investment (for the period ended May 31, 2017)*

                                               Average annual
                                                total return
                                  Cumulative  ----------------
                                 total return
                                 ------------     Lifetime
                                    1 year    (since 12/14/12)

                 ---------------------------------------------
                 Class A shares      0.01%          3.08%

* Assumes reinvestment of all distributions and payment of the maximum 3.75%
sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2018. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results shown reflect the reimbursement, without which the results would have been lower.
Refer to the fund's most recent prospectus for details. Visit americanfunds.com for more information.

Although the fund has plans of distribution for Class A shares, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund's investment adviser. Because fees for distribution services were not charged on these assets, total returns were higher. See the "Plans of distribution" section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

                     American Funds Corporate Bond Fund  3

Summary investment portfolio May 31, 2017
--------------------------------------------------------------------------------

 Industry sector diversification                        Percent of net assets
--------------------------------------------------------------------------------

 Portfolio quality summary*                             Percent of net assets
--------------------------------------------------------------------------------

U.S. Treasury and agency+                               2.16%
AAA/Aaa                                                 2.11
AA/Aa                                                  11.65
A/A                                                    34.52
BBB/Baa                                                42.32
Short-term securities & other assets less liabilities   7.24

* Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor's, Moody's and/or
 Fitch as an indication of an issuer's creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor's, Moody's and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. The ratings are not covered by the Report of Independent Registered Public
 Accounting Firm.
+These securities are guaranteed by the full faith and credit of the U.S.
 government.

                                                                         Principal amount   Value
Bonds, notes & other debt instruments 92.76%                                        (000)   (000)
-------------------------------------------------------------------------------------------------

Corporate bonds & notes 88.72%
-------------------------------------------------------------------------------------------------
Financials   Bank of Nova Scotia 2.70% 2022                                        $1,500 $ 1,517
15.64%       Citigroup Inc. 3.20% 2026                                              1,675   1,630
             Goldman Sachs Group, Inc. 2.908% 2023                                  1,750   1,750
             Goldman Sachs Group, Inc. 3.50%-3.75% 2025-2028                        2,036   2,034
             Morgan Stanley, (3-month USD-LIBOR + 1.22%) 2.373% 2024/1/             2,725   2,738
             Morgan Stanley 3.625% 2027                                             1,352   1,365
             Royal Bank of Canada 2.125% 2020                                       1,500   1,505
             UniCredit SPA 4.625% 2027/2/                                           1,575   1,611
             Wells Fargo & Co. 3.584% 2028                                          1,575   1,595
             Other securities                                                              22,653
                                                                                          -------
                                                                                           38,398
                                                                                          -------
-------------------------------------------------------------------------------------------------
Health care  Abbott Laboratories 2.90% 2021                                         1,535   1,560
15.64%       Abbott Laboratories 3.75% 2026                                         1,930   1,972
             Abbott Laboratories 3.40%-4.90% 2023-2046                              1,750   1,816
             AbbVie Inc. 3.20% 2026                                                 1,900   1,879
             AbbVie Inc. 2.30%-4.45% 2020-2046                                      2,625   2,629
             Allergan PLC 3.80% 2025                                                2,475   2,559
             Allergan PLC 2.35%-4.75% 2018-2045                                       713     740
             Amgen Inc. 2.65% 2022                                                  1,425   1,434
             Becton, Dickinson and Co. 3.363% 2024                                  2,325   2,336
             Becton, Dickinson and Co. 3.70% 2027                                   2,900   2,905
             Becton, Dickinson and Co. 2.68%-4.67% 2019-2047                          454     458
             Shire PLC 2.40% 2021                                                   1,400   1,392
             Shire PLC 2.875% 2023                                                  2,220   2,204
             Shire PLC 3.20% 2026                                                     605     592

                     4  American Funds Corporate Bond Fund

                                                                                        Principal amount   Value
                                                                                                   (000)   (000)
----------------------------------------------------------------------------------------------------------------

                  Teva Pharmaceutical Finance Company BV 3.15% 2026                               $1,815 $ 1,708
                  Teva Pharmaceutical Finance Company BV 2.20%-4.10% 2021-2046                     2,265   2,138
                  Other securities                                                                        10,065
                                                                                                         -------
                                                                                                          38,387
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Utilities         CMS Energy Corp. 2.95%-5.05% 2022-2027                                           2,475   2,561
13.14%            Commonwealth Edison Company 2.55% 2026                                              75      73
                  Dominion Resources, Inc. 1.88%-2.75% 2018-2022/2/                                2,180   2,200
                  Exelon Corp. 3.497% 2022                                                         3,325   3,408
                  FirstEnergy Corp. 7.375% 2031                                                    1,050   1,404
                  Great Plains Energy Inc. 4.85% 2047                                              2,762   2,850
                  Public Service Enterprise Group Inc. 2.00% 2021                                  1,500   1,465
                  State Grid Overseas Investment Ltd. 3.50% 2027/2/                                1,570   1,576
                  Virginia Electric and Power Co. 2.95% 2026                                       1,000     994
                  Other securities                                                                        15,719
                                                                                                         -------
                                                                                                          32,250
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Energy            Cenovus Energy Inc. 4.25% 2027/2/                                                1,910   1,905
11.47%            Chevron Corp. 1.56%-2.95% 2019-2026                                              3,985   4,002
                  Enbridge Energy Partners, LP 7.375% 2045                                         1,190   1,563
                  Other securities                                                                        20,686
                                                                                                         -------
                                                                                                          28,156
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Consumer          Daimler Finance NA LLC 2.70% 2020/2/                                               250     253
discretionary     DaimlerChrysler North America Holding Corp. 2.85% 2022/2/                        1,350   1,373
7.56%             DaimlerChrysler North America Holding Corp. 1.50%-2.25% 2019-2021/2/             1,375   1,363
                  Ford Motor Co. 5.291% 2046                                                       1,425   1,430
                  Other securities                                                                        14,133
                                                                                                         -------
                                                                                                          18,552
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Consumer staples  Anheuser-Busch InBev NV 3.65% 2026                                               3,090   3,184
7.48%             Anheuser-Busch InBev NV 2.50%-4.90% 2021-2046                                      675     686
                  Coca-Cola Co. 2.20% 2022                                                         1,475   1,477
                  Costco Wholesale Corp. 2.75% 2024                                                1,550   1,558
                  Molson Coors Brewing Co. 2.25% 2020/2/                                           1,525   1,531
                  PepsiCo, Inc. 2.25% 2022                                                         1,650   1,653
                  Other securities                                                                         8,258
                                                                                                         -------
                                                                                                          18,347
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Real estate       American Campus Communities, Inc. 3.75% 2023                                     1,350   1,403
5.26%             Kimco Realty Corp. 3.40% 2022                                                    1,540   1,583
                  Scentre Group 3.75% 2027/2/                                                      1,425   1,451
                  WEA Finance LLC 2.70%-4.75% 2019-2044/2/                                         1,590   1,608
                  Westfield Corp. Ltd. 3.15% 2022/2/                                               1,885   1,912
                  Other securities                                                                         4,952
                                                                                                         -------
                                                                                                          12,909
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Information       Broadcom Ltd. 3.00% 2022/2/                                                      1,800   1,816
technology        Broadcom Ltd. 3.625% 2024/2/                                                       475     484
4.90%             Broadcom Ltd. 3.875% 2027/2/                                                     2,325   2,364
                  Cisco Systems, Inc. 1.85% 2021                                                   1,700   1,684
                  Other securities                                                                         5,676
                                                                                                         -------
                                                                                                          12,024
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Industrials       Siemens AG 2.70% 2022/2/                                                         2,000   2,040
3.76%             Siemens AG 1.30%-2.00% 2019-2023/2/                                              1,000     977
                  Other securities                                                                         6,207
                                                                                                         -------
                                                                                                           9,224
                                                                                                         -------

                     American Funds Corporate Bond Fund  5

                                                                                       Principal amount     Value
Bonds, notes & other debt instruments (continued)                                                 (000)     (000)
-----------------------------------------------------------------------------------------------------------------

Corporate bonds & notes (continued)
-----------------------------------------------------------------------------------------------------------------
Telecommunication    AT&T Inc. 5.45% 2047                                                        $1,300 $  1,378
services             AT&T Inc. 4.25%-5.25% 2027-2037                                              1,098    1,136
2.39%                Deutsche Telekom International Finance BV 2.82% 2022/2/                      1,575    1,592
                     Other securities                                                                      1,769
                                                                                                        --------
                                                                                                           5,875
                                                                                                        --------
-----------------------------------------------------------------------------------------------------------------
Materials            Other securities                                                                      3,637
                                                                                                        --------
1.48%                Total corporate bonds & notes                                                       217,759
                                                                                                        --------
U.S. Treasury bonds & notes 2.16%
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury        U.S. Treasury Inflation-Protected Security 0.625% 2026/3,4/                  1,565    1,600
inflation-protected  U.S. Treasury Inflation-Protected Security 0.375% 2027/4/                    1,262    1,261
                                                                                                        --------
securities                                                                                                 2,861
                                                                                                        --------
1.16%
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury        U.S. Treasury 1.75% 2022                                                     2,004    2,004
1.00%                U.S. Treasury 1.13%-3.00% 2019-2047                                            438      441
                                                                                                        --------
                                                                                                           2,445
                                                                                                        --------
                     Total U.S. Treasury bonds & notes                                                     5,306
                                                                                                        --------
Other bonds & notes 1.88%
-----------------------------------------------------------------------------------------------------------------
                     Other securities                                                                      4,624
                                                                                                        --------
                     Total bonds, notes & other debt instruments (cost: $224,128,000)                    227,689
                                                                                                        --------

Short-term securities 9.33%
-----------------------------------------------------------------------------------------------------------------
                     BASF SE 0.89% due 6/6/2017/2/                                                5,000    4,999
                     Colgate-Palmolive Co. 0.83% due 6/2/2017/2/                                  3,300    3,300
                     Federal Home Loan Bank 0.91% due 7/19/2017                                   2,000    1,998
                     General Electric Co. 0.82% due 6/1/2017                                      5,600    5,600
                     Paccar Financial Corp. 0.88% due 6/30/2017                                   2,000    1,998
                     Wal-Mart Stores, Inc. 0.84% due 6/7/2017/2/                                  5,000    4,999
                                                                                                        --------
                     Total short-term securities (cost: $22,896,000)                                      22,894
                                                                                                        --------

                     Total investment securities 102.09% (cost: $247,024,000)                            250,583
                     Other assets less liabilities (2.09)%                                                (5,140)
                                                                                                        --------
                     Net assets 100.00%                                                                 $245,443
                                                                                                        ========

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund's principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

                     6  American Funds Corporate Bond Fund

Futures contracts
--------------------------------------------------------------------------------

                                                                                      Unrealized
                                                                 Notional  Value at appreciation
                                          Number of                amount 5/31/2017 at 5/31/2017
  Contracts                          Type contracts   Expiration (000)/5/  (000)/6/        (000)
------------------------------------------------------------------------------------------------

  5 Year U.S. Treasury Note Futures  Long    47     October 2017  $4,700   $5,561       $10

Swap contracts
--------------------------------------------------------------------------------

Interest rate swaps

                                                                                         Unrealized
                                                                          Upfront    (depreciation)
                                                             Value at   payments/      appreciation
                                        Expiration Notional 5/31/2017    receipts      at 5/31/2017
  Receive            Pay                      date    (000)     (000)       (000)             (000)
------------------------------------------------------------------------------------------------------

  1.3555%            3-month USD-LIBOR   6/3/2021   $3,000    $(45)              $-             $ (45)
  3-month USD-LIBOR  2.7945%            4/10/2024    1,500     (80)               -               (80)
  3-month USD-LIBOR  2.396%             1/19/2046      500       4                -                 4
                                                                                 ---            -----
                                                                                 $-             $(121)
                                                                                 ===            =====

Credit default swaps

 Centrally cleared credit default swaps on credit indices - sell protection

                                                                                     Unrealized
                                                        Value at                   appreciation
  Receive/                         Expiration Notional 5/31/2017 Upfront receipts  at 5/31/2017
  Payment frequency  Pay                 date    (000)     (000)       (000)              (000)
--------------------------------------------------------------------------------------------------

  1.00%/Quarterly    CDX.NA.IG.28  6/20/2022   $7,500    $138             $113                 $25

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
/1/ Coupon rate may change periodically.
/2/ Acquired in a transaction exempt from registration under Rule 144A or
 Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $64,504,000, which represented 26.28% of the net assets of the fund.
/3/ All or a portion of this security was pledged as collateral. The total value of pledged collateral was $285,000, which represented .12% of the net assets of the fund.
/4/ Index-linked bond whose principal amount moves with a government price index.
/5/ Notional amount is calculated based on the number of contracts and notional contract size.
/6 /Value is calculated based on the notional amount and current market price.

Key to abbreviation
LIBOR = London Interbank Offered Rate

See Notes to Financial Statements

                     American Funds Corporate Bond Fund  7

Financial statements

Statement of assets and liabilities at May 31, 2017
-----------------------------------------------------------------------------------------------------
                                                                               (dollars in thousands)

Assets:
   Investment securities in unaffiliated issuers, at value (cost: $247,024)               $250,583
   Cash                                                                                         92
   Receivables for:
     Sales of investments                                                      $ 3,217
     Sales of fund's shares                                                      3,164
     Variation margin on futures contracts                                           2
     Variation margin on swap contracts                                              3
     Interest                                                                    1,560
     Other                                                                           5       7,951
                                                                                -------    --------
                                                                                           258,626
Liabilities:
   Payables for:
     Purchases of investments                                                   12,415
     Repurchases of fund's shares                                                  497
     Dividends on fund's shares                                                    107
     Investment advisory services                                                   89
     Trustees' deferred compensation                                                --*
     Variation margin on swap contracts                                              2
     Other                                                                          73      13,183
                                                                                -------    --------
Net assets at May 31, 2017                                                                $245,443
                                                                                           ========

Net assets consist of:
   Capital paid in on shares of beneficial interest                                       $242,702
   Undistributed net investment income                                                          19
   Accumulated net realized loss                                                              (751)
   Net unrealized appreciation                                                               3,473
                                                                                           --------
Net assets at May 31, 2017                                                                $245,443
                                                                                           ========

--------------------------------------------------------------------------------
                    (dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (23,769 total shares outstanding)

                                            Shares   Net asset value
                            Net assets outstanding         per share
             -------------------------------------------------------

             Class A         $211,328      20,465        $10.33
             Class C            9,828         952         10.33
             Class T               10           1         10.33
             Class F-1          2,233         216         10.33
             Class F-2          5,630         545         10.33
             Class F-3          3,231         313         10.33
             Class 529-A        6,448         625         10.33
             Class 529-C        2,142         208         10.33
             Class 529-E          617          60         10.33
             Class 529-T           10           1         10.33
             Class 529-F-1        767          74         10.33
             Class R-1             65           6         10.33
             Class R-2          1,096         106         10.33
             Class R-2E            25           2         10.33
             Class R-3            565          55         10.33
             Class R-4            778          75         10.33
             Class R-5E            25           2         10.33
             Class R-5            111          11         10.33
             Class R-6            534          52         10.33

* Amount less than one thousand.

See Notes to Financial Statements

                     8  American Funds Corporate Bond Fund

Statement of operations for the year ended May 31, 2017
---------------------------------------------------------------------------------------------------------------------
                                                                                               (dollars in thousands)

Investment income:
   Income:
     Interest                                                                                              $ 3,650
   Fees and expenses*:
     Investment advisory services                                                              $    554
     Distribution services                                                                          357
     Transfer agent services                                                                         80
     Administrative services                                                                         17
     Reports to shareholders                                                                         27
     Registration statement and prospectus                                                           69
     Trustees' compensation                                                                           1
     Auditing and legal                                                                              93
     Custodian                                                                                       --+
     Other                                                                                           17
                                                                                                --------
   Total fees and expenses before reimbursements                                                  1,215
      Less other reimbursements                                                                     132
                                                                                                --------
   Total fees and expenses after reimbursements                                                              1,083
                                                                                                            -------
   Net investment income                                                                                     2,567
                                                                                                            -------

Net realized gain and unrealized appreciation:
   Net realized gain on:
     Investments in unaffiliated issuers                                                            117
     Futures contracts                                                                               94
     Swap contracts                                                                                   3        214
                                                                                                --------
   Net unrealized appreciation on:
     Investments in unaffiliated issuers                                                          2,183
     Futures contracts                                                                               10
     Swap contracts                                                                                 105      2,298
                                                                                                --------    -------
      Net realized gain and unrealized appreciation                                                          2,512
                                                                                                            -------
Net increase in net assets resulting from operations                                                       $ 5,079
                                                                                                            =======
*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
+ Amount less than one thousand.

Statements of changes in net assets
---------------------------------------------------------------------------------------------------------------------
                                                                                               (dollars in thousands)

                                                                                               Year ended May 31
                                                                                                 2017        2016
                                                                                               ---------------------

Operations:
   Net investment income                                                                       $  2,567    $ 1,493
   Net realized gain                                                                                214        118
   Net unrealized appreciation                                                                    2,298      1,143
                                                                                                --------    -------
     Net increase in net assets resulting from operations                                         5,079      2,754
                                                                                                --------    -------

Dividends and distributions paid or accrued to shareholders:
   Dividends from net investment income                                                          (2,629)    (1,455)
   Distributions from net realized gain on investments                                           (1,043)      (975)
                                                                                                --------    -------
     Total dividends and distributions paid or accrued to shareholders                           (3,672)    (2,430)
                                                                                                --------    -------
Net capital share transactions                                                                  192,452        250
                                                                                                --------    -------
Total increase in net assets                                                                    193,859        574

Net assets:
   Beginning of year                                                                             51,584     51,010
                                                                                                --------    -------
   End of year (including undistributed net investment income: $19 and $25, respectively)      $245,443    $51,584
                                                                                                ========    =======

See Notes to Financial Statements

                     American Funds Corporate Bond Fund  9

Notes to financial statements

1. Organization
--------------------------------------------------------------------------------

American Funds Corporate Bond Fund (the "fund") is registered under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund has 19 share classes consisting of six retail share classes (Classes
A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes
(Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529
college savings plan share classes can be used to save for college education.
The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund's share classes are described further in the following table:

                                                   Contingent deferred sales
  Share class                Initial sales charge  charge upon redemption             Conversion feature
--------------------------------------------------------------------------------------------------------------------

 Classes A and 529-A             Up to 3.75%       None (except 1% for certain        None
                                                   redemptions within one year of
                                                   purchase without an initial sales
                                                   charge)
--------------------------------------------------------------------------------------------------------------------
 Class C                         None              1% for redemptions                 Class C converts to Class F-1
                                                   within one year of purchase        after 10 years
--------------------------------------------------------------------------------------------------------------------
 Class 529-C                     None              1% for redemptions                 None
                                                   within one year of purchase
--------------------------------------------------------------------------------------------------------------------
 Class 529-E                     None              None                               None
--------------------------------------------------------------------------------------------------------------------
 Classes T and 529-T*            Up to 2.50%       None                               None
--------------------------------------------------------------------------------------------------------------------
 Classes F-1, F-2, F-3 and       None              None                               None
 529-F-1
--------------------------------------------------------------------------------------------------------------------
 Classes R-1, R-2, R-2E,         None              None                               None
 R-3, R-4, R-5E, R-5 and R-
 6
--------------------------------------------------------------------------------------------------------------------

*Class T and 529-T shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies
--------------------------------------------------------------------------------

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board.
The fund's financial statements have been prepared to comply with U.S.
generally accepted accounting principles ("U.S. GAAP"). These principles require the fund's investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

                     10  American Funds Corporate Bond Fund

3. Valuation
--------------------------------------------------------------------------------

Capital Research and Management Company ("CRMC"), the fund's investment adviser, values the fund's investments at fair value as defined by U.S. GAAP.
The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs - The fund's investment adviser uses the following methods and inputs to establish the fair value of the fund's assets and liabilities.
Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table.
The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

  Fixed-income class                    Examples of standard inputs
 -----------------------------------------------------------------------------
  All                                   Benchmark yields, transactions, bids,
                                        offers, quotations from dealers and
                                        trading systems, new issues, spreads
                                        and other relationships observed in
                                        the markets among comparable
                                        securities; and proprietary pricing
                                        models such as yield measures
                                        calculated using factors such as cash
                                        flows, financial or collateral
                                        performance and other reference data
                                        (collectively referred to as
                                        "standard inputs")
 -----------------------------------------------------------------------------
  Corporate bonds & notes; convertible  Standard inputs and underlying equity
  securities                            of the issuer
 -----------------------------------------------------------------------------
  Bonds & notes of governments &        Standard inputs and interest rate
  government agencies                   volatilities
 -----------------------------------------------------------------------------
  Mortgage-backed; asset-backed         Standard inputs and cash flows,
  obligations                           prepayment information, default
                                        rates, delinquency and loss
                                        assumptions, collateral
                                        characteristics, credit enhancements
                                        and specific deal information
 -----------------------------------------------------------------------------
  Municipal securities                  Standard inputs and, for certain
                                        distressed securities, cash flows or
                                        liquidation values using a net
                                        present value calculation based on
                                        inputs that include, but are not
                                        limited to, financial statements and
                                        debt contracts
 -----------------------------------------------------------------------------

When the fund's investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.
Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund's investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund's board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S.
Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities;
conversion or exchange rights on the security; related corporate actions;
significant events occurring after the close of trading in the security; and
changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure - The fund's board of trustees has delegated authority to the fund's investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation
Committee (the "Fair Valuation Committee") to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair
Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment

                     American Funds Corporate Bond Fund  11

adviser's valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund's board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund's investment adviser has also established a Fixed-Income Pricing
Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser's compliance group.

Classifications - The fund's investment adviser classifies the fund's assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser's determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as
Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund's valuation levels as of May 31, 2017 (dollars in thousands):

                                                             Investment securities
                                             -------------------------------------------------------------------
                                              Level 1               Level 2      Level 3                 Total
----------------------------------------------------------------------------------------------------------------

  Assets:
   Bonds, notes & other debt instruments:
    Corporate bonds & notes                           $-           $217,759              $-           $217,759
    Other                                              -              9,930               -              9,930
  Short-term securities                                -             22,894               -             22,894
                                                      --           --------              --           --------
  Total                                               $-           $250,583              $-           $250,583
                                                      ==           ========              ==           ========

                                                                        Other investments
                                                      ---------------------------------------------------------------
                                                        Level 1          Level 2         Level 3              Total
---------------------------------------------------------------------------------------------------------------------

  Assets:
   Unrealized appreciation on futures contracts                $10           $   -            $-             $  10
   Unrealized appreciation on interest rate swaps                -               4             -                 4
   Unrealized appreciation on credit default swaps               -              25             -                25
  Liabilities:
   Unrealized depreciation on interest rate swaps                -            (125)            -              (125)
                                                               ---           -----            --             -----
  Total                                                        $10           $ (96)           $-             $ (86)
                                                               ===           =====            ==             =====

4. Risk factors
--------------------------------------------------------------------------------

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions - The prices of, and the income generated by, the securities held by the fund may decline - sometimes rapidly or unpredictably - due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks - The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer's goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments - The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

                     12  American Funds Corporate Bond Fund

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund's investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government - Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives - The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset.
The fund's use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund's returns and increase the fund's price volatility. The fund's counterparty to a derivative transaction (including, if applicable, the fund's clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the fund may invest and the various risks associated with those derivatives is included in the fund's statement of additional information under
"Description of certain securities, investment techniques and risks."

Liquidity risk - Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. - Securities of issuers domiciled outside the United
States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the
United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets - Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more

                     American Funds Corporate Bond Fund  13

developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund's net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management - The investment adviser to the fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques
--------------------------------------------------------------------------------

Index-linked bonds - The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund's statement of operations.

Futures contracts - The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund's open positions in futures contracts, the fund is required to deposit with a futures broker, or
FCM, in a segregated account in the name of the FCM an amount of cash, U.S.
government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund's statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund's statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund's statement of operations. The average month-end notional amount of futures contracts while held was $5,742,000.

Interest rate swaps - The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund's investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund's portfolio. Risks may arise as a result of the fund's investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as "initial margin." Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund's investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund's statement of assets and liabilities. The fund also pays or receives a
"variation margin" based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund's statement of operations. The average month-end notional amount of interest rate swaps while held was $6,167,000.

Credit default swap indices -The fund has entered into centrally cleared credit default swap agreements on credit indices ("CDSI") that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund's investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

                     14  American Funds Corporate Bond Fund

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name's weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end.
An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices' credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member ("DCM") in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as "initial margin." Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund's statement of assets and liabilities. The fund also pays or receives a "variation margin" based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund's statement of operations. The average month-end notional amount of credit default swaps while held was $5,750,000.

The following tables present the financial statement impacts resulting from the fund's use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, May 31, 2017 (dollars in thousands):

                                                       Assets                                    Liabilities
                                     ------------------------------------------      -------------------------------------

                                     Location on statement of                        Location on statement of
  Contract                Risk type  assets and liabilities               Value      assets and liabilities          Value

---------------------------------------------------------------------------------------------------------------------

  Futures contracts       Interest   Net unrealized appreciation*           $10      Net unrealized depreciation*     $  -

  Interest rate swaps     Interest   Net unrealized appreciation*             4      Net unrealized depreciation*      125

  Credit default swaps    Credit     Net unrealized appreciation*            25      Net unrealized depreciation*        -
                                                                           ----                                       ----
                                                                            $39                                       $125
                                                                           ====                                       ====

                                              Net realized gain (loss)                   Net unrealized appreciation
                                     ------------------------------------------      -------------------------------------

                                     Location on statement of                        Location on statement of
  Contract                Risk type  operations                           Value      operations                      Value
---------------------------------------------------------------------------------------------------------------------

  Futures contracts       Interest   Net realized gain on futures          $ 94      Net unrealized appreciation on   $ 10
                                     contracts                                       futures contracts

  Interest rate swaps     Interest   Net realized loss on interest rate     (24)     Net unrealized appreciation on     80
                                     swaps                                           interest rate swaps

  Credit default swaps    Credit     Net realized gain on credit default     27      Net unrealized appreciation on     25
                                     swaps                                           credit default swaps
                                                                          -----                                       ----
                                                                           $ 97                                       $115
                                                                          =====                                       ====

 *Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund's investment portfolio. Only current day's variation margin is reported within the statement of assets and liabilities.

Collateral - The fund participates in a collateral program due to its use of futures contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

                                         American Funds Corporate Bond Fund  15

6. Taxation and distributions
--------------------------------------------------------------------------------

Federal income taxation - The fund complies with the requirements under
Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013 and by state tax authorities for tax years before 2012.

Non-U.S. taxation - Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.
Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes.
These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2017, the fund reclassified $56,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of May 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

       ------------------------------------------------------------------
        Undistributed ordinary income                           $    156
        Post-October capital loss deferral*                         (712)
       ------------------------------------------------------------------
        Gross unrealized appreciation on investment securities     3,904
        Gross unrealized depreciation on investment securities      (392)
        Net unrealized appreciation on investment securities       3,512
       ------------------------------------------------------------------
        Cost of investment securities                            247,071
       ------------------------------------------------------------------

 *This deferral is considered incurred in the subsequent year.

16  American Funds Corporate Bond Fund

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

                                Year ended May 31, 2017                  Year ended May 31, 2016
                       -------------------------------------     ----------------------------------------
                                                           Total                                    Total
                                                   dividends and                            dividends and
                                                   distributions                            distributions
                           Ordinary      Long-term       paid or     Ordinary     Long-term       paid or
  Share class                income  capital gains       accrued       income capital gains       accrued

-------------------------------------------------------------------------------------------------------
  Class A                 $3,163         $145         $3,308        $2,395         $35         $2,430
  Class B/1,2/                 -/3/         -/3/           -/3/
  Class C/1/                  90            3             93
  Class T/4/                    -/3/        -              -/3/
  Class F-1/1/                25            1             26
  Class F-2/1/               101            2            103
  Class F-3/5/                 9            -              9
  Class 529-A/1/              74            2             76
  Class 529-B/1,2/             -/3/         -/3/           -/3/
  Class 529-C/1/              20            -/3/          20
  Class 529-E/1/               7            -/3/           7
  Class 529-T/4/               -/3/         -              -/3/
  Class 529-F-1/1/            11            -/3/          11
  Class R-1/1/                 1            -/3/           1
  Class R-2/1/                 4            -/3/           4
  Class R-2E/1/                1            -/3/           1
  Class R-3/1/                 5            -/3/           5
  Class R-4/1/                 3            -/3/           3
  Class R-5E/1/                1            -/3/           1
  Class R-5/1/                 1            -/3/           1
  Class R-6/1/                 3            -/3/           3
                          ------         ----         ------        ------         ---         ------
  Total                   $3,519         $153         $3,672        $2,395         $35         $2,430
                          ======         ====         ======        ======         ===         ======

/1/This share class began investment operations on July 29, 2016.
/2/Class B and 529-B shares were fully liquidated on May 5, 2017.
/3/Amount less than one thousand.
/4/Class T and 529-T shares began investment operations on April 7, 2017.
/5/Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties
--------------------------------------------------------------------------------

CRMC, the fund's investment adviser, is the parent company of American Funds
Distributors,(R) Inc. ("AFD"), the principal underwriter of the fund's shares, and American Funds Service Company(R) ("AFS"), the fund's transfer agent. CRMC,
AFD and AFS are considered related parties to the fund.

Investment advisory services - The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.460% of average daily net assets. For the year ended May 31, 2017, the investment advisory services fee was $554,000.

Miscellaneous fee reimbursements - CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund's prospectus. For the year ended May 31, 2017, total fees and expenses reimbursed by CRMC were $132,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

   Distribution services - The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted
   in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

                                         American Funds Corporate Bond Fund  17

   certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

   For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of May 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or
   529-A shares.

  Share class                             Currently approved limits   Plan limits
---------------------------------------------------------------------------------

  Class A                                           0.30%                0.30%
  Class 529-A                                       0.30                 0.50
  Classes C, 529-C and R-1                          1.00                 1.00
  Class R-2                                         0.75                 1.00
  Class R-2E                                        0.60                 0.85
  Classes 529-E and R-3                             0.50                 0.75
  Classes T, F-1, 529-T, 529-F-1 and R-4            0.25                 0.50
---------------------------------------------------------------------------------

   Transfer agent services - The fund has a shareholder services agreement with
   AFS under which the fund compensates AFS for providing transfer agent services to each of the fund's share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

   Administrative services - The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement,
   Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

   529 plan services - Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan ("Virginia529") for its
   oversight and administration of the 529 college savings plan. From June 1,
   2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05%
   on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds,
   0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund's statement of operations.
   Virginia529 is not considered a related party to the fund.

18  American Funds Corporate Bond Fund

   For the year ended May 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

                                       Distribution Transfer agent         Administrative           529 plan
  Share class                              services       services               services           services
------------------------------------------------------------------------------------------------------------

  Class A                                  $294                $69                $11        Not applicable
  Class B/1,2/                                -/3/               -/3/ Not applicable         Not applicable
  Class C/1/                                 41                  3                  2        Not applicable
  Class T/4/                                  -                  -/3/               -/3/     Not applicable
  Class F-1/1/                                2                  2                  -/3/     Not applicable
  Class F-2/1/                   Not applicable                  3                  2        Not applicable
  Class F-3/5/                   Not applicable                  -/3/               -/3/     Not applicable
  Class 529-A/1/                              8                  2                  1                 $2
  Class 529-B/1,2/                            -/3/               -/3/               -/3/               -/3/
  Class 529-C/1/                              9                  1                  1                  1//
  Class 529-E/1/                              1                  -/3/               -/3/               -/3/
  Class 529-T/4/                              -                  -/3/               -/3/               -/3/
  Class 529-F-1/1/                            -                  -/3/               -/3/               -/3/
  Class R-1/1/                                -/3/               -/3/               -/3/     Not applicable
  Class R-2/1/                                1                  -/3/               -/3/     Not applicable
  Class R-2E/1/                               -                  -/3/               -/3/     Not applicable
  Class R-3/1/                                1                  -/3/               -/3/     Not applicable
  Class R-4/1/                                -/3/               -/3/               -/3/     Not applicable
  Class R-5E/1/                  Not applicable                  -/3/               -/3/     Not applicable
  Class R-5/1/                   Not applicable                  -/3/               -/3/     Not applicable
  Class R-6/1/                   Not applicable                  -/3/               -/3/     Not applicable
                                 --------------                ---     --------------        --------------
  Total class-specific expenses            $357                $80                $17                 $3
                                 ==============                ===     ==============        ==============

    /1/This share class began investment operations on July 29, 2016.
    /2/Class B and 529-B shares were fully liquidated on May 5, 2017.
    /3/Amount less than one thousand.
    /4/Class T and 529-T shares began investment operations on April 7, 2017.
    /5/Class F-3 shares began investment operations on January 27, 2017.

Trustees' deferred compensation - Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation of $1,000 in the fund's statement of operations reflects $1,000 in current fees (either paid in cash or deferred) and a net increase of less than $1,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds - The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund's board of trustees.
The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending - Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of
CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2017.

                                         American Funds Corporate Bond Fund  19

8. Capital share transactions
--------------------------------------------------------------------------------

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                       Reinvestments of
                                        Sales/1/     dividends and distributions     Repurchases/1/           Net increase
                                     --------------- --------------------        -------------------     -------------------
  Share class                         Amount  Shares     Amount     Shares          Amount      Shares      Amount      Shares
--------------------------------------------------------------------------------------------------------------------------------

  Year ended May 31, 2017
   Class A                           $183,941 17,934   $1,609           158        $(27,066)    (2,651)    $158,484     15,441
   Class B/2,3/                            26      3        -/4/          -/4/          (25)        (3)           1          -/4/
   Class C/2/                          12,773  1,244       91             9          (3,060)      (301)       9,804        952
   Class T/5/                              10      1        -             -               -          -           10          1
   Class F-1/2/                         2,569    251       25             2            (381)       (37)       2,213        216
   Class F-2/2/                         9,457    919      100            10          (3,905)      (384)       5,652        545
   Class F-3/6/                         3,185    312        9             1              (1)         -/4/     3,193        313
   Class 529-A/2/                       6,955    677       75             8            (611)       (60)       6,419        625
   Class 529-B/2,3/                        14      1        -/4/          -/4/          (14)        (1)           -/4/       -/4/
   Class 529-C/2/                       2,305    224       21             2            (190)       (18)       2,136        208
   Class 529-E/2/                         608     59        7             1               -/4/       -/4/       615         60
   Class 529-T/5/                          10      1        -/4/          -/4/            -          -           10          1
   Class 529-F-1/2/                       813     80       12             1             (67)        (7)         758         74
   Class R-1/2/                            64      6        -/4/          -/4/            -/4/       -/4/        64          6
   Class R-2/2/                         1,083    106        4             -/4/           (3)         -/4/     1,084        106
   Class R-2E/2/                           25      2        -             -               -          -           25          2
   Class R-3/2/                           553     55        3             -/4/           (2)         -/4/       554         55
   Class R-4/2/                           768     75        3             -/4/            -/4/       -/4/       771         75
   Class R-5E/2/                           25      2        -             -               -          -           25          2
   Class R-5/2/                           110     11        -/4/          -/4/            -/4/       -/4/       110         11
   Class R-6/2/                           521     52        3             -/4/            -/4/       -/4/       524         52
                                     -------- ------    ------           ---        --------     ------     --------     ------
   Total net increase (decrease)     $225,815 22,015   $1,962           192        $(35,325)    (3,462)    $192,452     18,745
                                     ======== ======    ======           ===        ========     ======     ========     ======

  Year ended May 31, 2016
   Class A
                                     $    250     24    $   -/4/          -/4/     $      -          -     $    250         24

 /1/Includes exchanges between share classes of the fund.
 /2/This share class began investment operations on July 29, 2016.
 /3/Class B and 529-B shares of the fund were fully liquidated on May 5, 2017.
 /4/Amount less than one thousand.
 /5/Class T and 529-T shares began investment operations on April 7, 2017.
 /6/Class F-3 shares began investment operations on January 27, 2017.

9. Investment transactions
--------------------------------------------------------------------------------

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $289,689,000 and $115,920,000, respectively, during the year ended May 31, 2017.

10. Ownership concentration
--------------------------------------------------------------------------------

At May 31, 2017, CRMC held 21% of the fund's outstanding shares. The ownership represents the seed money invested in the fund when it began operations on
December 14, 2012.

20  American Funds Corporate Bond Fund

Financial highlights

                                           Income (loss) from
                                        investment operations/1/           Dividends and distributions

                                   -------------------------------    -------------------------------------
                                               Net gains
                                              (losses) on                                                     Net
                         Net asset             securities             Dividends                    Total     asset
                          value,      Net        (both     Total from (from net  Distributions   dividends   value,
                         beginning investment realized and investment investment (from capital      and      end of   Total
                         of period   income   unrealized)  operations  income)      gains)     distributions period return/2,3/
---------------------------------------------------------------------------------------------------------------------------------
Class A:
Year ended 5/31/2017      $10.27      $.22        $.18        $.40      $(.23)       $(.11)        $(.34)    $10.33    3.90%/4/
Year ended 5/31/2016       10.20       .30         .26         .56       (.29)        (.20)         (.49)     10.27    5.71
Year ended 5/31/2015       10.11       .26         .08         .34       (.25)           _          (.25)     10.20    3.44
Year ended 5/31/2014        9.85       .26         .25         .51       (.25)           _/5/       (.25)     10.11    5.36
Period from 12/14/2012
 to 5/31/2013/6,7/         10.00       .09        (.15)       (.06)      (.09)           _          (.09)      9.85    (.60)/8/
---------------------------------------------------------------------------------------------------------------------------------
Class C:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .12        (.18)       (.06)      (.11)        (.07)         (.18)     10.33    (.47)/8/
---------------------------------------------------------------------------------------------------------------------------------
Class T:
Period from 4/7/2017 to
 5/31/2017/6,10/           10.17       .04         .16         .20       (.04)           -          (.04)     10.33    1.97/4,8/
---------------------------------------------------------------------------------------------------------------------------------
Class F-1:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .18        (.18)          -/5/    (.17)        (.07)         (.24)     10.33     .09/8/
---------------------------------------------------------------------------------------------------------------------------------
Class F-2:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .20        (.17)        .03       (.20)        (.07)         (.27)     10.33     .33/8/
---------------------------------------------------------------------------------------------------------------------------------
Class F-3:
Period from 1/27/2017
 to 5/31/2017/6,12/        10.09       .09         .24         .33       (.09)           -          (.09)     10.33    3.29/8/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-A:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .17        (.17)          _/5/    (.17)        (.07)         (.24)     10.33     .06/8/
---------------------------------------------------------------------------------------------------------------------------------

                                         Ratio of      Ratio of
                                        expenses to  expenses to
                                        average net  average net     Ratio of
                          Net assets,  assets before assets after   net income
                         end of period  reimburse-    reimburse-    to average
                         (in millions)     ments       ments/3/    net assets/3/
--------------------------------------------------------------------------------
Class A:
Year ended 5/31/2017         $211           .98%/4/       .87%/4/      2.16%/4/
Year ended 5/31/2016           52           .75           .53          2.97
Year ended 5/31/2015           51           .71           .53          2.52
Year ended 5/31/2014           51           .69           .53          2.65
Period from 12/14/2012
 to 5/31/2013/6,7/             49           .33/8/        .24/8/        .91/8/
--------------------------------------------------------------------------------
Class C:
Period from 7/29/2016
 to 5/31/2017/6,9/             10          1.77          1.64          1.40
--------------------------------------------------------------------------------
Class T:
Period from 4/7/2017 to
 5/31/2017/6,10/                _/11/       .15/4,8/      .10/4,8/      .37/4,8/
--------------------------------------------------------------------------------
Class F-1:
Period from 7/29/2016
 to 5/31/2017/6,9/              2          1.14          1.00          2.07
--------------------------------------------------------------------------------
Class F-2:
Period from 7/29/2016
 to 5/31/2017/6,9/              5           .77           .66          2.35
--------------------------------------------------------------------------------
Class F-3:
Period from 1/27/2017
 to 5/31/2017/6,12/             3           .32/8/        .20/8/        .89/8/
--------------------------------------------------------------------------------
Class 529-A:
Period from 7/29/2016
 to 5/31/2017/6,9/              6          1.15          1.01          2.06
--------------------------------------------------------------------------------

See page 23 for footnotes.

                     American Funds Corporate Bond Fund  21

Financial highlights (continued)

                                           Income (loss) from
                                        investment operations/1/           Dividends and distributions

                                   ---------------------------------  -------------------------------------
                                               Net gains
                                              (losses) on                                                     Net
                         Net asset             securities             Dividends                    Total     asset
                          value,      Net        (both     Total from (from net  Distributions   dividends   value,
                         beginning investment realized and investment investment (from capital      and      end of   Total
                         of period   income   unrealized)  operations  income)      gains)     distributions period return/2,3/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-C:
Period from 7/29/2016
 to 5/31/2017/6,9/        $10.57      $.12       $(.18)      $(.06)     $(.11)       $(.07)        $(.18)    $10.33    (.48)%/8/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-E:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .16        (.17)       (.01)      (.16)        (.07)         (.23)     10.33    (.02)/8/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-T:
Period from 4/7/2017 to
 5/31/2017/6,10/           10.17       .04         .16         .20       (.04)           -          (.04)     10.33    1.96/4,8/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-F-1:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .20        (.18)        .02       (.19)        (.07)         (.26)     10.33     .30/8/
---------------------------------------------------------------------------------------------------------------------------------
Class R-1:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .18        (.17)        .01       (.18)        (.07)         (.25)     10.33     .15/4,8/
---------------------------------------------------------------------------------------------------------------------------------
Class R-2:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .15        (.17)       (.02)      (.15)        (.07)         (.22)     10.33    (.11)/8/
---------------------------------------------------------------------------------------------------------------------------------
Class R-2E:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .20        (.17)        .03       (.20)        (.07)         (.27)     10.33     .36/4,8/
---------------------------------------------------------------------------------------------------------------------------------

                                         Ratio of      Ratio of
                                        expenses to  expenses to
                                        average net  average net     Ratio of
                          Net assets,  assets before assets after   net income
                         end of period  reimburse-    reimburse-    to average
                         (in millions)     ments       ments/3/    net assets/3/
--------------------------------------------------------------------------------
Class 529-C:
Period from 7/29/2016
 to 5/31/2017/6,9/            $2           1.82%         1.69%         1.36%
--------------------------------------------------------------------------------
Class 529-E:
Period from 7/29/2016
 to 5/31/2017/6,9/             1           1.27          1.13          1.93
--------------------------------------------------------------------------------
Class 529-T:
Period from 4/7/2017 to
 5/31/2017/6,10/               -/11/        .16/4,8/      .11/4,8/      .36/4,8/
--------------------------------------------------------------------------------
Class 529-F-1:
Period from 7/29/2016
 to 5/31/2017/6,9/             1            .85           .71          2.36
--------------------------------------------------------------------------------
Class R-1:
Period from 7/29/2016
 to 5/31/2017/6,9/             -/11/       1.12/4/        .97/4/       2.06/4/
--------------------------------------------------------------------------------
Class R-2:
Period from 7/29/2016
 to 5/31/2017/6,9/             1           1.64          1.39          1.75
--------------------------------------------------------------------------------
Class R-2E:
Period from 7/29/2016
 to 5/31/2017/6,9/             -/11/        .75/4/        .63/4/       2.33/4/
--------------------------------------------------------------------------------

                     22  American Funds Corporate Bond Fund

                                         Income (loss) from
                                      investment operations/1/           Dividends and distributions

                                 -------------------------------    -------------------------------------
                                             Net gains
                                            (losses) on                                                     Net
                       Net asset             securities             Dividends                    Total     asset
                        value,      Net        (both     Total from (from net  Distributions   dividends   value,
                       beginning investment realized and investment investment (from capital      and      end of   Total
                       of period   income   unrealized)  operations  income)      gains)     distributions period return/2,3/
------------------------------------------------------------------------------------------------------------------------------
Class R-3:
Period from 7/29/2016
 to 5/31/2017/6,9/      $10.57      $.17       $(.17)       $--/5/    $(.17)       $(.07)        $(.24)    $10.33    .10%/8/
------------------------------------------------------------------------------------------------------------------------------
Class R-4:
Period from 7/29/2016
 to 5/31/2017/6,9/       10.57       .20        (.18)       .02        (.19)        (.07)         (.26)     10.33    .26/8/
------------------------------------------------------------------------------------------------------------------------------
Class R-5E:
Period from 7/29/2016
 to 5/31/2017/6,9/       10.57       .20        (.17)       .03        (.20)        (.07)         (.27)     10.33    .37/8/
------------------------------------------------------------------------------------------------------------------------------
Class R-5:
Period from 7/29/2016
 to 5/31/2017/6,9/       10.57       .21        (.18)       .03        (.20)        (.07)         (.27)     10.33    .34/8/
------------------------------------------------------------------------------------------------------------------------------
Class R-6:
Period from 7/29/2016
 to 5/31/2017/6,9/       10.57       .21        (.19)       .02        (.19)        (.07)         (.26)     10.33    .30/8/
------------------------------------------------------------------------------------------------------------------------------

                                       Ratio of      Ratio of
                                      expenses to  expenses to
                                      average net  average net    Ratio of
                        Net assets,  assets before assets after  net income
                       end of period  reimburse-    reimburse-   to average
                       (in millions)     ments       ments/3/   net assets/3/
-----------------------------------------------------------------------------
Class R-3:
Period from 7/29/2016
 to 5/31/2017/6,9/          $1           1.29%         1.11%        2.02%
-----------------------------------------------------------------------------
Class R-4:
Period from 7/29/2016
 to 5/31/2017/6,9/           1           1.15           .85         2.31
-----------------------------------------------------------------------------
Class R-5E:
Period from 7/29/2016
 to 5/31/2017/6,9/          --/11/        .73           .62         2.34
-----------------------------------------------------------------------------
Class R-5:
Period from 7/29/2016
 to 5/31/2017/6,9/          --/11/        .81           .63         2.42
-----------------------------------------------------------------------------
Class R-6:
Period from 7/29/2016
 to 5/31/2017/6,9/           1            .84           .62         2.54
-----------------------------------------------------------------------------

                                                              Year ended
                                               ------------------------------------------                For the period
                                               2017         2016         2015       2014           12/14/2012 to 5/31/2013/6,7/
--------------------------------------------------------------------------------------------------

Portfolio turnover rate for all share classes. 162%     295%         204%        178%                         65%

 /1/Based on average shares outstanding.
 /2/Total returns exclude any applicable sales charges, including contingent deferred sales charges.
 /3/This column reflects the impact of a reimbursement from CRMC. During the periods shown, CRMC reimbursed a portion of other fees and expenses.
 /4/All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
 /5/Amount less than $.01.
 /6/Based on operations for the period shown and, accordingly, is not representative of a full year.
 /7/For the period December 14, 2012, commencement of operations, through
 May 31, 2013.
 /8/Not annualized.
 /9/This share class began investment operations on July 29, 2016.
/10/Classes T and 529-T shares began investment operations on April 7, 2017.
/11/Amount less than $1 million.
/12/Class F-3 shares began investment operations on January 27, 2017.

See Notes to Financial Statements

                     American Funds Corporate Bond Fund  23

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Corporate Bond Fund
(the "Fund") as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
July 17, 2017

24  American Funds Corporate Bond Fund

Expense example                                                       unaudited
--------------------------------------------------------------------------------

As a fund shareholder, you incur    Actual expenses:
two types of costs:                 The first line of each share class in the
(1) transaction costs, such as      table on the following page provides
initial sales charges on            information about actual account values and
purchase payments and               actual expenses. You may use the
contingent deferred sales           information in this line, together with the
charges on redemptions (loads),     amount you invested, to estimate the
and (2) ongoing costs, including    expenses that you paid over the period.
management fees, distribution       Simply divide your account value by $1,000
and service (12b-1) fees, and       (for example, an $8,600 account value
other expenses. This example is     divided by $1,000 = 8.6), then multiply the
intended to help you understand     result by the number in the first line
your ongoing costs (in dollars) of  under the heading titled "Expenses paid
investing in the fund so you can    during period" to estimate the expenses you
compare these costs with the        paid on your account during this period.
ongoing costs of investing in
other mutual funds. The             Hypothetical example for comparison
example is based on an              purposes:
investment of $1,000 invested at    The second line of each share class in the
the beginning of the period and     table on the following page provides
held for the entire six-month       information about hypothetical account
period (December 1, 2016,           values and hypothetical expenses based on
through May 31, 2017).              the actual expense ratio for the share
                                    class and an assumed rate of return of
                                    5.00% per year before expenses, which is
                                    not the actual return of the share class.
                                    The hypothetical account values and
                                    expenses may not be used to estimate the
                                    actual ending account balance or expenses
                                    you paid for the period. You may use this
                                    information to compare the ongoing costs of
                                    investing in the fund and other funds. To
                                    do so, compare this 5.00% hypothetical
                                    example with the 5.00% hypothetical
                                    examples that appear in the shareholder
                                    reports of the other funds.

                                    Notes:
                                    Retirement plan participants may be subject
                                    to certain fees charged by the plan
                                    sponsor, and Class F-1, F-2, F-3 and
                                    529-F-1 shareholders may be subject to fees
                                    charged by financial intermediaries,
                                    typically ranging from 0.75% to 1.50% of
                                    assets annually depending on services
                                    offered. You can estimate the impact of
                                    these fees by adding the amount of the fees
                                    to the total estimated expenses you paid on
                                    your account during the period as
                                    calculated above. In addition, your ending
                                    account value would be lower by the amount
                                    of these fees.

                                    Note that the expenses shown in the table
                                    on the following page are meant to
                                    highlight your ongoing costs only and do
                                    not reflect any transactional costs, such
                                    as sales charges (loads). Therefore, the
                                    second line of each share class in the
                                    table is useful in comparing ongoing costs
                                    only and will not help you determine the
                                    relative total costs of owning different
                                    funds. In addition, if these transactional
                                    costs were included, your costs would have
                                    been higher.

                                          American Funds Corporate Bond Fund  25

                                           Beginning        Ending
                                       account value account value    Expenses paid    Annualized
                                           12/1/2016     5/31/2017 during period/1/ expense ratio

-------------------------------------------------------------------------------------------------
  Class A - actual return                $1,000.00     $1,040.61        $4.63            .91%
  Class A - assumed 5% return             1,000.00      1,020.39         4.58            .91
-------------------------------------------------------------------------------------------------
  Class C - actual return                 1,000.00      1,036.81         8.38           1.65
  Class C - assumed 5% return             1,000.00      1,016.70         8.30           1.65
-------------------------------------------------------------------------------------------------
  Class T - actual return/2/              1,000.00      1,019.73         1.02            .68
  Class T - assumed 5% return/2/          1,000.00      1,021.54         3.43            .68
-------------------------------------------------------------------------------------------------
  Class F-1 - actual return               1,000.00      1,040.11         5.14           1.01
  Class F-1 - assumed 5% return           1,000.00      1,019.90         5.09           1.01
-------------------------------------------------------------------------------------------------
  Class F-2 - actual return               1,000.00      1,041.80         3.46            .68
  Class F-2 - assumed 5% return           1,000.00      1,021.54         3.43            .68
-------------------------------------------------------------------------------------------------
  Class F-3 - actual return/3/            1,000.00      1,032.94         2.00            .58
  Class F-3 - assumed 5% return/3/        1,000.00      1,022.04         2.92            .58
-------------------------------------------------------------------------------------------------
  Class 529-A - actual return             1,000.00      1,040.11         5.14           1.01
  Class 529-A - assumed 5% return         1,000.00      1,019.90         5.09           1.01
-------------------------------------------------------------------------------------------------
  Class 529-C - actual return             1,000.00      1,036.53         8.68           1.71
  Class 529-C - assumed 5% return         1,000.00      1,016.40         8.60           1.71
-------------------------------------------------------------------------------------------------
  Class 529-E - actual return             1,000.00      1,039.39         5.85           1.15
  Class 529-E - assumed 5% return         1,000.00      1,019.20         5.79           1.15
-------------------------------------------------------------------------------------------------
  Class 529-T - actual return/2/          1,000.00      1,019.62         1.12            .75
  Class 529-T - assumed 5% return/2/      1,000.00      1,021.19         3.78            .75
-------------------------------------------------------------------------------------------------
  Class 529-F-1 - actual return           1,000.00      1,041.63         3.66            .72
  Class 529-F-1 - assumed 5% return       1,000.00      1,021.34         3.63            .72
-------------------------------------------------------------------------------------------------
  Class R-1 - actual return               1,000.00      1,040.02         5.54           1.09
  Class R-1 - assumed 5% return           1,000.00      1,019.50         5.49           1.09
-------------------------------------------------------------------------------------------------
  Class R-2 - actual return               1,000.00      1,038.02         7.22           1.42
  Class R-2 - assumed 5% return           1,000.00      1,017.85         7.14           1.42
-------------------------------------------------------------------------------------------------
  Class R-2E - actual return              1,000.00      1,042.13         3.11            .61
  Class R-2E - assumed 5% return          1,000.00      1,021.89         3.07            .61
-------------------------------------------------------------------------------------------------
  Class R-3 - actual return               1,000.00      1,039.59         5.75           1.13
  Class R-3 - assumed 5% return           1,000.00      1,019.30         5.69           1.13
-------------------------------------------------------------------------------------------------
  Class R-4 - actual return               1,000.00      1,041.08         4.38            .86
  Class R-4 - assumed 5% return           1,000.00      1,020.64         4.33            .86
-------------------------------------------------------------------------------------------------
  Class R-5E - actual return              1,000.00      1,042.22         3.05            .60
  Class R-5E - assumed 5% return          1,000.00      1,021.94         3.02            .60
-------------------------------------------------------------------------------------------------
  Class R-5 - actual return               1,000.00      1,041.98         3.21            .63
  Class R-5 - assumed 5% return           1,000.00      1,021.79         3.18            .63
-------------------------------------------------------------------------------------------------
  Class R-6 - actual return               1,000.00      1,041.63         3.10            .61
  Class R-6 - assumed 5% return           1,000.00      1,021.89         3.07            .61
-------------------------------------------------------------------------------------------------

/1/The "expenses paid during period" are equal to the "annualized expense ratio," multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
/2/The period for the "annualized expense ratio" and "actual return" line is based on the number of days since the share class began investment operations on April 7, 2017. The "assumed 5% return" line is based on 182 days.
/3/The period for the "annualized expense ratio" and "actual return" line is based on the number of days since the share class began investment operations on January 27, 2017. The "assumed 5% return" line is based on 182 days.

26  American Funds Corporate Bond Fund

Tax information                                                      unaudited
--------------------------------------------------------------------------------

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund's fiscal year ended May 31, 2017:

    Long-term capital gains                                        $153,000
    ------------------------------------------------------------------------
    Qualified dividend income                                       $47,000
    ------------------------------------------------------------------------
    Corporate dividends received deduction                          $28,000
    ------------------------------------------------------------------------
    U.S. government income that may be exempt from state taxation   $84,000
    ------------------------------------------------------------------------

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

                                          American Funds Corporate Bond Fund  27

Approval of Investment Advisory and Service Agreement
--------------------------------------------------------------------------------

American Funds Corporate Bond Fund's board has approved the fund's Investment
Advisory and Service Agreement (the "agreement") with Capital Research and
Management Company ("CRMC") for an additional one-year term through April 30,
2018. The board approved the agreement following the recommendation of the fund's Contracts Committee (the "committee"), which is composed of all of the fund's independent board members. The board and the committee determined that the fund's advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC's investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC's organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the fund in light of its objective of seeking to provide maximum total return consistent with capital preservation and prudent risk management. They compared the fund's investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund's investment results. The board and the committee reviewed the fund's investment results measured against the Lipper Corporate Debt Funds BBB-Rated
Average, the Lipper Corporate Debt Funds A-Rated Average and the Bloomberg
Barclays U.S. Corporate Investment Grade Index. They noted that for the fund's short history its investment results were above the results of the Lipper and
Barclays indexes for all periods covered. The board and the committee concluded that the fund's investment results have been satisfactory for renewal of the agreement and that CRMC's record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund's advisory fees and total expenses were in line with the median level of other funds in the Lipper Corporate Debt Funds BBB-Rated category. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund's cost structure was fair and reasonable in relation to the services provided, and that the fund's shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

                     28  American Funds Corporate Bond Fund

--------------------------------------------------------------------------------

4. Ancillary benefits
The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC's relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC's affiliated transfer agent; sales charges and distribution fees received and retained by the fund's principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles.
The board and the committee reviewed CRMC's portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC's costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC's costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC's investment professionals. The board and the committee also compared CRMC's profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC's long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund's advisory fee structure. The board and the committee concluded that the fund's advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund's shareholders.

                     American Funds Corporate Bond Fund  29

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                     30  American Funds Corporate Bond Fund

                    This page was intentionally left blank.

                     American Funds Corporate Bond Fund  31

                    This page was intentionally left blank.

                     32  American Funds Corporate Bond Fund

                    This page was intentionally left blank.

                     American Funds Corporate Bond Fund  33

Board of trustees and other officers

Independent trustees/1/
--------------------------------------------------------------------------------

                           Year first                                                Number of
                           elected a                                             portfolios in fund
                            trustee        Principal occupation(s) during past   complex overseen    Other directorships/3/
Name and year of birth    of the fund/2/               five years                   by trustee       held by trustee
---------------------------------------------------------------------------------------------------------------------------------

William H. Baribault,        2012         CEO and President, Richard Nixon              80           General Finance Corporation
1945                                      Foundation; Chairman of the Board and
                                          CEO, Oakwood Enterprises (private
                                          investment and consulting)
---------------------------------------------------------------------------------------------------------------------------------
James G. Ellis, 1947         2012         Dean and Professor of Marketing,              80           Mercury General Corporation
                                          Marshall School of Business,
                                          University of Southern California
---------------------------------------------------------------------------------------------------------------------------------
Leonard R. Fuller, 1946      2012         Private investor; former President            80           None
                                          and CEO, Fuller Consulting (financial
                                          management consulting)
---------------------------------------------------------------------------------------------------------------------------------
Mary Davis Holt, 1950      2015-2016      Principal, Mary Davis Holt                    77           None
                             2017         Enterprises, LLC (leadership
                                          development consulting); former
                                          Partner, Flynn Heath Holt Leadership,
                                          LLC (leadership consulting); former
                                          COO, Time Life Inc.
---------------------------------------------------------------------------------------------------------------------------------
R. Clark Hooper, 1946        2012         Private investor                              80           None
Chairman of the Board
(Independent and
Non-Executive)
---------------------------------------------------------------------------------------------------------------------------------
Merit E. Janow, 1958         2012         Dean and Professor, Columbia                  79           MasterCard Incorporated;
                                          University, School of International                        Trimble Inc.
                                          and Public Affairs
---------------------------------------------------------------------------------------------------------------------------------
Laurel B. Mitchell, PhD,     2012         Distinguished Professor of                    76           None
1955                                      Accounting, University of Redlands;
                                          former Director, Accounting Program,
                                          University of Redlands
---------------------------------------------------------------------------------------------------------------------------------
Frank M. Sanchez, 1943       2012         Principal, The Sanchez Family                 76           None
                                          Corporation dba McDonald's
                                          Restaurants (McDonald's licensee)
---------------------------------------------------------------------------------------------------------------------------------
Margaret Spellings,          2012         President, The University of North            81           ClubCorp Holdings, Inc.
1957                                      Carolina; former President, George W.
                                          Bush Foundation; former President and
                                          CEO, Margaret Spellings & Company
                                          (public policy and strategic
                                          consulting); former President, U.S.
                                          Chamber Foundation and Senior Advisor
                                          to the President and CEO, U.S.
                                          Chamber of Commerce
---------------------------------------------------------------------------------------------------------------------------------
Steadman Upham, PhD,         2012         President Emeritus and University                          None
1949                                      Professor, The University 79 of Tulsa
---------------------------------------------------------------------------------------------------------------------------------

Interested trustees/4,5/

                           Year first     Principal occupation(s) during past
                            elected       five years                                 Number of
                           a trustee      and positions held with affiliated     portfolios in fund
Name, year of birth and    or officer     entities or                            complex overseen    Other directorships/3/
position with fund        of the fund/2/  the principal underwriter of the fund     by trustee       held by trustee
---------------------------------------------------------------------------------------------------------------------------------
John H. Smet, 1956           2012         Partner - Capital Fixed Income                22           None
Vice Chairman of the                      Investors,
Board                                     Capital Research and Management
                                          Company;
                                          Director, Capital Research and
                                          Management Company
---------------------------------------------------------------------------------------------------------------------------------
Michael C. Gitlin, 1970      2015         Partner - Capital Fixed Income                18           None
                                          Investors, Capital Research and
                                          Management Company; Director, The
                                          Capital Group Companies, Inc.;/6/
                                          served as Head of Fixed Income at a
                                          large investment management firm
                                          prior to joining Capital Research and
                                          Management Company in 2015
---------------------------------------------------------------------------------------------------------------------------------

The fund's statement of additional information includes further details about fund trustees and is available without charge upon request by calling American
Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 35 for footnotes.

                     34  American Funds Corporate Bond Fund

Other officers/5/
--------------------------------------------------------------------------------

                              Year first
                              elected an     Principal occupation(s) during past five years and positions held with
Name, year of birth and        officer       affiliated entities
position with fund           of the fund/2/  or the principal underwriter of the fund
-----------------------------------------------------------------------------------------------------------------------------

David S. Lee, 1972               2015        Partner - Capital Fixed Income Investors, Capital Research and Management
President                                    Company; Partner - Capital Fixed Income Investors, Capital Bank and Trust
                                             Company/6/
-----------------------------------------------------------------------------------------------------------------------------
Kristine M. Nishiyama, 1970      2012        Senior Vice President and Senior Counsel - Fund Business Management Group,
Senior Vice President                        Capital Research and Management Company; Senior Vice President and General
                                             Counsel, Capital Bank and Trust Company/6/
-----------------------------------------------------------------------------------------------------------------------------
Steven I. Koszalka, 1964         2012        Vice President - Fund Business Management Group, Capital Research and
Secretary                                    Management Company
-----------------------------------------------------------------------------------------------------------------------------
Brian C. Janssen, 1972           2012        Vice President - Investment Operations, Capital Research and Management Company
Treasurer
-----------------------------------------------------------------------------------------------------------------------------
Jane Y. Chung, 1974              2014        Associate - Fund Business Management Group, Capital Research and Management
Assistant Secretary                          Company
-----------------------------------------------------------------------------------------------------------------------------
Dori Laskin, 1951                2012        Vice President - Investment Operations, Capital Research and Management Company
Assistant Treasurer
-----------------------------------------------------------------------------------------------------------------------------
Gregory F. Niland, 1971          2015        Vice President - Investment Operations, Capital Research and Management Company
Assistant Treasurer
-----------------------------------------------------------------------------------------------------------------------------

/1/ The term independent trustee refers to a trustee who is not an "interested person" of the fund within the meaning of the Investment Company Act of 1940.
/2/ Trustees and officers of the fund serve until their resignation, removal or retirement.
/3/ This includes all directorships/trusteeships (other than those in the
 American Funds or other funds managed by Capital Research and Management
 Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
/4/ The term interested trustee refers to a trustee who is an "interested person" within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).
/5/All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital
 Research and Management Company serves as investment adviser.
/6/ Company affiliated with Capital Research and Management Company.

                     American Funds Corporate Bond Fund  35

Offices of the fund and of the
investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call

American Funds Service Company (AFS) at (800) 421-4225 or visit the American

Funds website at americanfunds.com.

 "American Funds Proxy Voting Procedures and Principles" - which describes how we vote proxies relating to portfolio securities - is available on the American
Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete May 31, 2017, portfolio of American Funds Corporate Bond Fund's investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Corporate Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC's Public Reference Room in Washington, D.C. Additional information regarding the operation of the
Public Reference Room may be obtained by calling the SEC's Office of Investor
Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Corporate
Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg(R) is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, "Bloomberg"). Barclays(R) is a trademark of Barclays Bank Plc
(collectively with its affiliates, "Barclays"), used under license. Neither
Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

                     36  American Funds Corporate Bond Fund

American Funds from Capital Group

The Capital Advantage/SM/

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach - in combination with The Capital System/SM/ - has
resulted in a superior long-term track record.

Aligned with                              The Capital                              American Funds' superior
investor success                          System                                   long-term track record

We base our decisions on a long-term      The Capital System combines              Equity funds have beaten their
perspective, which we believe aligns      individual accountability with           Lipper peer indexes in 93% of
our goals with the interests of our       teamwork. Funds using The Capital        10-year periods and 98% of 20-year
clients. Our portfolio managers           System are divided into portions         periods. Fixed income funds have
average 27 years of investment            that are managed independently by        beaten their Lipper indexes in 80%
experience, including 21 years at our     investment professionals with            of 10-year periods and 80% of
company, reflecting a career              diverse backgrounds, ages and            20-year periods./2/ Fund management
commitment to our long-term               investment approaches. An extensive      fees have been among the lowest in
approach./1/                              global research effort is the            the industry./3/
                                          backbone of our system.

    /1/Portfolio manager experience as of December 31, 2016.

    /2/Based on Class F-2 share results for rolling periods through
     December 31, 2016. Periods covered are the shorter of the fund's lifetime or since the comparable Lipper index inception date (except Capital Income
     Builder and SMALLCAP World Fund, for which the Lipper average was used).
     Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds' Class F-2 shares sold after the funds' date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

    /3/On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

                   Printed on recycled paper.
Lit No. MFGEARX-032-0717P   Litho in USA   CT/RRD/10275-S61192

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$79,000
2017	$83,000

b) Audit-Related Fees:
2016	None
2017	None

c) Tax Fees:
2016	$8,000
2017	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	None
2017	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	$17,000
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$2,000
2017	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $27,000 for fiscal year 2016 and $11,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

-----------------------

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Corporate Bond Fund®
Investment portfolio
May 31, 2017
Bonds, notes & other debt instruments92.76% Corporate bonds & notes88.72% Financials15.64%	Principal?amount (000)	Value (000)
ACE INA Holdings Inc. 2.30% 2020	$200	$202
ACE INA Holdings Inc. 2.875% 2022	15	15
ACE INA Holdings Inc. 3.35% 2026	100	103
ACE INA Holdings Inc. 4.35% 2045	20	22
Banco Santander, SA 3.70% 2022[1]	900	909
Bank of America Corp. 2.625% 2020	375	379
Bank of America Corp. 3.50% 2026	250	251
Bank of America Corp. 3.248% 2027	325	316
Bank of America Corp. 3.705% 2028	1,225	1,237
Bank of America Corp. 4.244% 2038	200	205
Bank of Nova Scotia 2.70% 2022	1,500	1,517
Barclays Bank PLC 4.375% 2026	1,000	1,045
Barclays Bank PLC 4.95% 2047	250	268
Berkshire Hathaway Inc. 2.20% 2021	125	126
Berkshire Hathaway Inc. 3.125% 2026	150	153
BPCE SA group 5.70% 2023[1]	200	222
BPCE SA group 5.15% 2024[1]	200	213
Citigroup Inc. 2.116% 2022[2]	300	301
Citigroup Inc. 2.75% 2022	325	326
Citigroup Inc. 3.20% 2026	1,675	1,630
Crédit Agricole SA 3.375% 2022[1]	925	943
Credit Suisse Group AG 3.80% 2023	725	746
Credit Suisse Group AG 4.55% 2026	925	983
Credit Suisse Group AG 4.282% 2028[1]	600	620
Danske Bank AS 2.70% 2022[1]	200	202
Goldman Sachs Group, Inc. 2.908% 2023	1,750	1,750
Goldman Sachs Group, Inc. 3.75% 2025	188	193
Goldman Sachs Group, Inc. 3.50% 2026	1,050	1,043
Goldman Sachs Group, Inc. 3.691% 2028	798	798
HSBC Holdings PLC 4.041% 2028	1,250	1,294
Intesa Sanpaolo SpA 5.017% 2024[1]	430	420
JPMorgan Chase & Co. 3.54% 2028	295	297
JPMorgan Chase & Co. 3.782% 2028	995	1,021
MetLife Global Funding I 2.00% 2020[1]	150	150
MetLife Global Funding I 2.50% 2020[1]	150	151
MetLife Global Funding I 1.95% 2021[1]	600	590
Metropolitan Life Global Funding I, 3.45% 2026[1]	150	155
Morgan Stanley, (3-month USD-LIBOR + 1.22%) 2.373% 2024[2]	2,725	2,738
Morgan Stanley 3.625% 2027	1,352	1,365
New York Life Global Funding 1.50% 2019[1]	60	59
New York Life Global Funding 1.70% 2021[1]	900	879
New York Life Global Funding 2.00% 2021[1]	500	498
QBE Insurance Group Ltd. 2.40% 2018[1]	250	251
Rabobank Nederland 4.375% 2025	250	263
Royal Bank of Canada 2.125% 2020	1,500	1,505
Royal Bank of Scotland PLC 3.498% 2023	1,250	1,254
American Funds Corporate Bond Fund — Page 1 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Swedbank AB 2.80% 2022[1]	$950	$964
TD Ameritrade Holding Co. 3.30% 2027	1,250	1,258
Toronto-Dominion Bank 1.45% 2018	475	474
Travelers Companies, Inc. 4.00% 2047	105	107
U.S. Bancorp 3.15% 2027	1,100	1,107
UniCredit SPA 4.625% 2027[1]	1,575	1,611
US Bancorp. 2.625% 2022	1,050	1,065
Wells Fargo & Co. 3.00% 2026	625	609
Wells Fargo & Co. 3.584% 2028	1,575	1,595
		38,398
Health care15.64%
Abbott Laboratories 2.90% 2021	1,535	1,560
Abbott Laboratories 3.40% 2023	1,205	1,234
Abbott Laboratories 3.75% 2026	1,930	1,972
Abbott Laboratories 4.75% 2036	50	53
Abbott Laboratories 4.90% 2046	495	529
AbbVie Inc. 2.50% 2020	100	101
AbbVie Inc. 2.30% 2021	330	330
AbbVie Inc. 2.85% 2023	985	985
AbbVie Inc. 3.20% 2026	1,900	1,879
AbbVie Inc. 4.45% 2046	1,210	1,213
Allergan PLC 2.35% 2018	100	100
Allergan PLC 3.00% 2020	300	307
Allergan PLC 3.80% 2025	2,475	2,559
Allergan PLC 4.75% 2045	313	333
Amgen Inc. 1.85% 2021	370	364
Amgen Inc. 2.65% 2022	1,425	1,434
AstraZeneca PLC 1.75% 2018	100	100
AstraZeneca PLC 3.375% 2025	175	179
AstraZeneca PLC 4.375% 2045	100	107
Becton, Dickinson and Co. 2.675% 2019	49	50
Becton, Dickinson and Co. 2.894% 2022	310	311
Becton, Dickinson and Co. 3.363% 2024	2,325	2,336
Becton, Dickinson and Co. 3.70% 2027	2,900	2,905
Becton, Dickinson and Co. 4.669% 2047	95	97
Biogen Inc. 3.625% 2022	525	552
Biogen Inc. 5.20% 2045	400	446
Boston Scientific Corp. 2.85% 2020	150	153
Boston Scientific Corp. 3.375% 2022	200	207
Boston Scientific Corp. 3.85% 2025	100	103
Celgene Corp. 3.875% 2025	228	239
Celgene Corp. 5.00% 2045	130	142
EMD Finance LLC 2.40% 2020[1]	50	50
EMD Finance LLC 2.95% 2022[1]	425	434
EMD Finance LLC 3.25% 2025[1]	625	629
Humana Inc. 3.95% 2027	175	183
Johnson & Johnson 1.125% 2019	400	398
Laboratory Corporation of America Holdings 2.625% 2020	200	202
Medtronic, Inc. 3.35% 2027	525	537
Medtronic, Inc. 4.625% 2045	300	334
Roche Holdings, Inc. 3.35% 2024[1]	200	208
Roche Holdings, Inc. 2.375% 2027[1]	535	512
Shire PLC 2.40% 2021	1,400	1,392
American Funds Corporate Bond Fund — Page 2 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Shire PLC 2.875% 2023	$2,220	$2,204
Shire PLC 3.20% 2026	605	592
Teva Pharmaceutical Finance Company BV 2.20% 2021	1,050	1,030
Teva Pharmaceutical Finance Company BV 2.80% 2023	390	379
Teva Pharmaceutical Finance Company BV 3.15% 2026	1,815	1,708
Teva Pharmaceutical Finance Company BV 4.10% 2046	825	729
UnitedHealth Group Inc. 2.125% 2021	100	100
UnitedHealth Group Inc. 3.75% 2025	200	212
UnitedHealth Group Inc. 3.375% 2027	850	872
UnitedHealth Group Inc. 3.45% 2027	475	490
WellPoint, Inc. 3.125% 2022	1,325	1,355
Zimmer Holdings, Inc. 2.00% 2018	100	100
Zimmer Holdings, Inc. 2.70% 2020	300	304
Zimmer Holdings, Inc. 3.15% 2022	400	407
Zimmer Holdings, Inc. 3.55% 2025	145	146
		38,387
Utilities13.14%
American Electric Power Co., Inc. 2.75% 2026	200	193
American Electric Power Co., Inc. 3.30% 2027	500	510
CMS Energy Corp. 5.05% 2022	1,175	1,298
CMS Energy Corp. 3.00% 2026	700	684
CMS Energy Corp. 2.95% 2027	600	579
Colbun SA 6.00% 2020[1]	300	326
Comision Federal de Electricidad 4.75% 2027[1]	500	510
Commonwealth Edison Company 2.55% 2026	75	73
Dominion Resources, Inc. 1.875% 2018[1]	500	499
Dominion Resources, Inc. 2.579% 2020	425	429
Dominion Resources, Inc. 2.75% 2022	1,255	1,272
Duke Energy Corp. 2.65% 2026	1,420	1,356
EDP Finance BV 5.25% 2021[1]	400	431
Electricité de France SA 4.95% 2045[1]	850	892
Empresa Nacional de Electricidad SA 4.25% 2024	150	157
Enel Finance International SA 6.00% 2039[1]	250	294
Enel Società per Azioni 8.75% 2073[1]	400	474
Entergy Corp. 2.95% 2026	950	919
Eversource Energy 2.75% 2022	845	856
Eversource Energy 2.80% 2023	500	504
Exelon Corp. 3.497% 2022	3,325	3,408
FirstEnergy Corp. 7.375% 2031	1,050	1,404
FirstEnergy Corp., Series B, 4.25% 2023	675	705
Great Plains Energy Inc. 4.85% 2047	2,762	2,850
Iberdrola Finance Ireland 5.00% 2019[1]	150	159
Mississippi Power Co. 4.25% 2042	1,100	968
National Rural Utilities Cooperative Finance Corp. 2.40% 2022	925	931
New York State Electric & Gas Corp. 3.25% 2026[1]	100	101
NextEra Energy, Inc. 1.649% 2018	500	499
Niagara Mohawk Power Corp. 3.508% 2024[1]	300	311
Pacific Gas and Electric Co. 3.30% 2027	1,075	1,101
Public Service Co. of Colorado 2.25% 2022	250	248
Public Service Co. of Colorado 2.50% 2023	300	299
Public Service Enterprise Group Inc. 1.60% 2019	515	509
Public Service Enterprise Group Inc. 2.00% 2021	1,500	1,465
Puget Energy, Inc. 6.50% 2020	101	114
American Funds Corporate Bond Fund — Page 3 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
Puget Energy, Inc. 5.625% 2022	$490	$550
Puget Energy, Inc. 3.65% 2025	275	278
State Grid Overseas Investment Ltd. 3.50% 2027[1]	1,570	1,576
Teco Finance, Inc. 5.15% 2020	515	550
Virginia Electric and Power Co. 2.95% 2026	1,000	994
Xcel Energy Inc. 6.50% 2036	340	441
Xcel Energy Inc. 4.80% 2041	500	533
		32,250
Energy11.47%
Anadarko Petroleum Corp. 4.85% 2021	45	48
Anadarko Petroleum Corp. 5.55% 2026	345	388
Anadarko Petroleum Corp. 6.60% 2046	130	162
Canadian Natural Resources Ltd. 2.95% 2023	245	246
Canadian Natural Resources Ltd. 3.85% 2027	805	807
Canadian Natural Resources Ltd. 4.95% 2047	645	652
Cenovus Energy Inc. 4.25% 2027[1]	1,910	1,905
Cenovus Energy Inc. 5.40% 2047[1]	150	146
Chevron Corp. 1.561% 2019	170	170
Chevron Corp. 2.10% 2021	1,225	1,225
Chevron Corp. 2.498% 2022	1,340	1,357
Chevron Corp. 2.954% 2026	1,250	1,250
ConocoPhillips 4.20% 2021	115	123
ConocoPhillips 4.95% 2026	950	1,067
Devon Energy Corp. 5.85% 2025	615	716
Devon Energy Corp. 5.00% 2045	105	108
Ecopetrol SA 5.875% 2023	30	33
Enbridge Energy Partners, LP 4.375% 2020	60	63
Enbridge Energy Partners, LP 5.875% 2025	85	98
Enbridge Energy Partners, LP 7.375% 2045	1,190	1,563
Enbridge Inc. 4.00% 2023	255	268
Enbridge Inc. 4.25% 2026	300	317
Enbridge Inc. 5.50% 2046	980	1,099
Energy Transfer Partners, LP 4.75% 2026	75	79
Energy Transfer Partners, LP 4.20% 2027	520	531
Energy Transfer Partners, LP 6.125% 2045	215	240
Energy Transfer Partners, LP 5.30% 2047	40	40
EnLink Midstream Partners, LP 2.70% 2019	60	60
EnLink Midstream Partners, LP 4.85% 2026	270	285
EnLink Midstream Partners, LP 5.45% 2047	1,040	1,049
Exxon Mobil Corp. 2.222% 2021	625	632
Halliburton Co. 3.80% 2025	720	745
Halliburton Co. 5.00% 2045	1,085	1,171
Kinder Morgan Energy Partners, LP 5.40% 2044	25	26
Kinder Morgan Finance Co. 5.05% 2046	1,060	1,072
Kinder Morgan, Inc. 5.55% 2045	550	588
MPLX LP 4.125% 2027	15	15
MPLX LP 5.20% 2047	10	10
Petróleos Mexicanos 5.375% 2022[1]	350	373
Petróleos Mexicanos 6.875% 2026	90	101
Petróleos Mexicanos 6.50% 2027[1]	495	540
Petróleos Mexicanos 5.625% 2046	325	294
Petróleos Mexicanos 6.75% 2047	1,075	1,108
Phillips 66 Partners LP 3.55% 2026	10	10
American Funds Corporate Bond Fund — Page 4 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Phillips 66 Partners LP 4.90% 2046	$10	$10
Royal Dutch Shell PLC 1.75% 2021	275	271
Royal Dutch Shell PLC 2.50% 2026	300	289
Royal Dutch Shell PLC 3.75% 2046	520	494
Sabine Pass Liquefaction, LLC 5.625% 2025	607	675
Sabine Pass Liquefaction, LLC 5.00% 2027	655	701
Sabine Pass Liquefaction, LLC 4.20% 2028[1]	75	76
Schlumberger BV 3.625% 2022[1]	965	1,012
Schlumberger BV 4.00% 2025[1]	205	217
Shell International Finance BV 1.875% 2021	275	273
Shell International Finance BV 2.875% 2026	55	55
Shell International Finance BV 4.00% 2046	300	297
Valero Energy Partners LP 4.375% 2026	45	47
Western Gas Partners LP 4.65% 2026	390	412
Williams Partners LP 4.00% 2025	370	381
Williams Partners LP 5.40% 2044	135	144
Williams Partners LP 5.10% 2045	21	22
		28,156
Consumer discretionary7.56%
Amazon.com, Inc. 4.95% 2044	275	323
Bayerische Motoren Werke AG 2.15% 2020[1]	100	101
Bayerische Motoren Werke AG 1.85% 2021[1]	1,000	981
Bayerische Motoren Werke AG 2.00% 2021[1]	500	497
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	200	208
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	590	640
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047[1]	805	842
Comcast Corp. 3.00% 2024	1,000	1,017
Comcast Corp. 3.30% 2027	250	255
Comcast Corp. 4.75% 2044	300	331
Daimler Finance NA LLC 2.70% 2020[1]	250	253
DaimlerChrysler North America Holding Corp. 1.50% 2019[1]	300	297
DaimlerChrysler North America Holding Corp. 2.25% 2020[1]	225	226
DaimlerChrysler North America Holding Corp. 2.00% 2021[1]	350	345
DaimlerChrysler North America Holding Corp. 2.20% 2021[1]	500	495
DaimlerChrysler North America Holding Corp. 2.85% 2022[1]	1,350	1,373
Ford Motor Co. 4.346% 2026	400	409
Ford Motor Co. 5.291% 2046	1,425	1,430
Ford Motor Credit Co. 3.81% 2024	350	356
Ford Motor Credit Co. 4.134% 2025	200	203
General Motors Co. 6.60% 2036	45	52
General Motors Co. 6.75% 2046	105	122
General Motors Financial Co. 3.70% 2023	250	252
General Motors Financial Co. 3.95% 2024	875	878
General Motors Financial Co. 4.30% 2025	200	203
Home Depot, Inc. 1.80% 2020	250	250
Home Depot, Inc. 2.125% 2026	100	94
Home Depot, Inc. 3.90% 2047	50	51
Hyundai Capital America 2.55% 2020[1]	960	963
Lowe’s Companies, Inc. 3.10% 2027	125	125
Lowe’s Companies, Inc. 4.05% 2047	685	696
Marriott International, Inc., Series I, 6.375% 2017	80	80
McDonald’s Corp. 2.625% 2022	75	76
McDonald’s Corp. 3.70% 2026	25	26
American Funds Corporate Bond Fund — Page 5 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
McDonald’s Corp. 3.50% 2027	$150	$154
McDonald’s Corp. 4.875% 2045	750	832
McDonald’s Corp. 4.45% 2047	700	735
NBC Universal Enterprise, Inc. 5.25% 2049[1]	475	505
Newell Rubbermaid Inc. 2.60% 2019	10	10
Newell Rubbermaid Inc. 3.15% 2021	80	83
Newell Rubbermaid Inc. 3.85% 2023	120	127
Newell Rubbermaid Inc. 4.20% 2026	415	441
Newell Rubbermaid Inc. 5.50% 2046	860	1,019
Starbucks Corp. 2.70% 2022	25	26
Starbucks Corp. 4.30% 2045	25	27
Toyota Motor Credit Corp. 3.20% 2027	140	143
		18,552
Consumer staples7.48%
Altria Group, Inc. 2.625% 2020	175	178
Altria Group, Inc. 2.625% 2026	20	19
Altria Group, Inc. 3.875% 2046	1,125	1,077
Anheuser-Busch InBev NV 2.65% 2021	100	102
Anheuser-Busch InBev NV 2.50% 2022	500	501
Anheuser-Busch InBev NV 3.65% 2026	3,090	3,184
Anheuser-Busch InBev NV 4.90% 2046	75	83
Coca-Cola Co. 2.20% 2022	1,475	1,477
Constellation Brands, Inc. 2.70% 2022	20	20
Constellation Brands, Inc. 3.50% 2027	65	65
Constellation Brands, Inc. 4.50% 2047	15	15
Costco Wholesale Corp. 2.15% 2021	150	151
Costco Wholesale Corp. 2.30% 2022	150	151
Costco Wholesale Corp. 2.75% 2024	1,550	1,558
Costco Wholesale Corp. 3.00% 2027	125	126
Kraft Foods Inc. 3.50% 2022	750	779
Molson Coors Brewing Co. 1.45% 2019	100	99
Molson Coors Brewing Co. 1.90% 2019[1]	30	30
Molson Coors Brewing Co. 2.25% 2020[1]	1,525	1,531
Molson Coors Brewing Co. 2.10% 2021	200	197
Molson Coors Brewing Co. 3.00% 2026	125	122
Molson Coors Brewing Co. 4.20% 2046	35	34
PepsiCo, Inc. 2.25% 2022	1,650	1,653
PepsiCo, Inc. 2.375% 2026	60	58
PepsiCo, Inc. 3.45% 2046	40	37
PepsiCo, Inc. 4.00% 2047	100	102
Philip Morris International Inc. 2.00% 2020	695	698
Philip Morris International Inc. 2.625% 2022	100	101
Philip Morris International Inc. 3.875% 2042	150	145
Philip Morris International Inc. 4.25% 2044	900	920
Procter & Gamble Co. 1.90% 2019	350	353
Reynolds American Inc. 4.45% 2025	350	377
Reynolds American Inc. 5.85% 2045	225	273
Smithfield Foods, Inc. 3.35% 2022[1]	850	859
Walgreens Boots Alliance, Inc. 2.60% 2021	75	76
Walgreens Boots Alliance, Inc. 3.10% 2023	105	106
Walgreens Boots Alliance, Inc. 3.45% 2026	115	115
Walgreens Boots Alliance, Inc. 4.65% 2046	20	21
American Funds Corporate Bond Fund — Page 6 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal?amount (000)	Value (000)
WM. Wrigley Jr. Co 2.90% 2019[1]	$300	$306
WM. Wrigley Jr. Co 3.375% 2020[1]	625	648
		18,347
Real estate5.26%
Alexandria Real Estate Equities, Inc. 3.95% 2028	35	36
American Campus Communities, Inc. 3.35% 2020	260	268
American Campus Communities, Inc. 3.75% 2023	1,350	1,403
American Campus Communities, Inc. 4.125% 2024	200	210
Boston Properties, Inc. 3.65% 2026	575	588
Corporate Office Properties LP 3.60% 2023	50	50
Corporate Office Properties LP 5.25% 2024	100	107
Corporate Office Properties LP 5.00% 2025	30	32
DCT Industrial Trust Inc. 4.50% 2023	60	64
DDR Corp. 4.70% 2027	380	386
Developers Diversified Realty Corp. 7.875% 2020	150	173
EPR Properties 4.50% 2025	80	82
EPR Properties 4.75% 2026	275	283
Essex Portfolio L.P. 3.625% 2022	200	207
Essex Portfolio L.P. 3.50% 2025	70	71
Hospitality Properties Trust 6.70% 2018	400	402
Host Hotels & Resorts LP 4.50% 2026	40	42
Kimco Realty Corp. 3.40% 2022	1,540	1,583
Kimco Realty Corp. 3.80% 2027	105	105
Prologis, Inc. 3.35% 2021	41	42
Scentre Group 2.375% 2021[1]	130	129
Scentre Group 3.50% 2025[1]	450	455
Scentre Group 3.75% 2027[1]	1,425	1,451
Simon Property Group, LP 2.35% 2022	450	447
Simon Property Group, LP 3.25% 2026	775	773
WEA Finance LLC 2.70% 2019[1]	1,000	1,009
WEA Finance LLC 3.25% 2020[1]	390	398
WEA Finance LLC 4.75% 2044[1]	200	201
Westfield Corp. Ltd. 3.15% 2022[1]	1,885	1,912
		12,909
Information technology4.90%
Analog Devices, Inc. 2.50% 2021	25	25
Analog Devices, Inc. 3.125% 2023	40	41
Analog Devices, Inc. 3.50% 2026	35	35
Apple Inc. 2.85% 2024	900	909
Apple Inc. 3.20% 2027	300	304
Apple Inc. 3.35% 2027	370	380
Apple Inc. 4.25% 2047	420	441
Broadcom Ltd. 3.00% 2022[1]	1,800	1,816
Broadcom Ltd. 3.625% 2024[1]	475	484
Broadcom Ltd. 3.875% 2027[1]	2,325	2,364
Cisco Systems, Inc. 1.85% 2021	1,700	1,684
Harris Corp. 5.054% 2045	50	56
Microsoft Corp. 1.55% 2021	200	197
Microsoft Corp. 2.875% 2024	135	138
Microsoft Corp. 2.40% 2026	50	48
Microsoft Corp. 3.30% 2027	305	316
Microsoft Corp. 3.70% 2046	600	587
American Funds Corporate Bond Fund — Page 7 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal?amount (000)	Value (000)
Microsoft Corp. 4.25% 2047	$575	$613
Oracle Corp. 1.90% 2021	1,075	1,068
Oracle Corp. 2.65% 2026	200	194
Oracle Corp. 4.00% 2046	325	324
		12,024
Industrials3.76%
3M Co. 1.625% 2021	40	40
3M Co. 2.25% 2026	80	76
Burlington Northern Santa Fe LLC 3.45% 2021	70	74
Canadian National Railway Co. 3.20% 2046	35	32
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	8	8
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[3]	54	57
CSX Corp. 3.25% 2027	275	279
ERAC USA Finance Co. 2.70% 2023[1]	1,000	973
Honeywell International Inc. 1.85% 2021	935	923
Honeywell International Inc. 2.50% 2026	100	97
Lockheed Martin Corp. 1.85% 2018	15	15
Lockheed Martin Corp. 2.50% 2020	83	84
Lockheed Martin Corp. 3.10% 2023	135	139
Lockheed Martin Corp. 3.55% 2026	290	302
Lockheed Martin Corp. 4.50% 2036	10	11
Lockheed Martin Corp. 4.70% 2046	50	56
Rockwell Collins, Inc. 2.80% 2022	1,215	1,234
Roper Technologies, Inc. 2.80% 2021	25	25
Roper Technologies, Inc. 3.80% 2026	50	52
Siemens AG 1.30% 2019[1]	500	494
Siemens AG 2.70% 2022[1]	2,000	2,040
Siemens AG 2.00% 2023[1]	500	483
United Technologies Corp. 2.30% 2022	120	120
United Technologies Corp. 2.80% 2024	1,325	1,333
United Technologies Corp. 3.125% 2027	275	277
		9,224
Telecommunication services2.39%
AT&T Inc. 4.25% 2027	898	926
AT&T Inc. 5.25% 2037	200	210
AT&T Inc. 5.45% 2047	1,300	1,378
Deutsche Telekom International Finance BV 1.95% 2021[1]	250	244
Deutsche Telekom International Finance BV 2.82% 2022[1]	1,575	1,592
France Télécom 9.00% 2031	210	321
Verizon Communications Inc. 4.125% 2046	1,350	1,204
		5,875
Materials1.48%
Dow Chemical Co. 4.125% 2021	100	107
Dow Chemical Co. 4.625% 2044	100	106
LYB International Finance BV 3.50% 2027	575	572
LYB International Finance BV 4.875% 2044	100	106
LyondellBasell Industries NV 6.00% 2021	200	228
Praxair, Inc. 3.00% 2021	100	103
Rio Tinto Finance PLC 3.75% 2025	70	74
Rio Tinto PLC 4.125% 2042	80	82
Sherwin-Williams Co. 3.125% 2024	290	293
American Funds Corporate Bond Fund — Page 8 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Sherwin-Williams Co. 3.45% 2027	$250	$253
Sherwin-Williams Co. 4.50% 2047	595	610
Vale Overseas Ltd. 5.875% 2021	360	388
Vale Overseas Ltd. 6.25% 2026	660	715
		3,637
Total corporate bonds & notes		217,759
U.S. Treasury bonds & notes2.16% U.S. Treasury inflation-protected securities1.16%
U.S. Treasury Inflation-Protected Security 0.625% 2026[4,5]	1,565	1,600
U.S. Treasury Inflation-Protected Security 0.375% 2027[5]	1,262	1,261
		2,861
U.S. Treasury1.00%
U.S. Treasury 1.125% 2019	135	135
U.S. Treasury 1.75% 2022	2,004	2,004
U.S. Treasury 2.00% 2026	60	59
U.S. Treasury 2.375% 2027	121	123
U.S. Treasury 2.875% 2046	22	22
U.S. Treasury 3.00% 2047	100	102
		2,445
Total U.S. Treasury bonds & notes		5,306
Asset-backed obligations1.06%
Aesop Funding LLC, Series 2016-1A, Class A, 2.99% 2022[1,3]	350	354
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-2A, Class A, 2.95% 2022[1,3]	350	348
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 2038[1,3]	305	301
TAL Advantage V LLC, Series 2017-1A, Class A, 4.50% 2042[1,3]	1,013	1,056
Textainer Marine Containers Limited, Series 2017-1A, Class A, 3.72% 2042[1,3]	440	445
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[1,3]	100	100
		2,604
Bonds & notes of governments & government agencies outside the U.S.0.73%
Saudi Arabia (Kingdom of) 2.894% 2022[1]	850	853
Saudi Arabia (Kingdom of) 3.25% 2026[1]	950	940
		1,793
Municipals0.09% Florida0.09%
State Board of Administration Fin. Corp., Rev. Bonds, Series 2016-A, 2.638% 2021	225	227
		227
Total bonds, notes & other debt instruments (cost: $224,128,000)		227,689
Short-term securities9.33%
BASF SE 0.89% due 6/6/2017[1]	5,000	4,999
Colgate-Palmolive Co. 0.83% due 6/2/2017[1]	3,300	3,300
Federal Home Loan Bank 0.91% due 7/19/2017	2,000	1,998
General Electric Co. 0.82% due 6/1/2017	5,600	5,600
American Funds Corporate Bond Fund — Page 9 of 11

Short-term securities	Principal?amount (000)	Value (000)
Paccar Financial Corp. 0.88% due 6/30/2017	$2,000	$1,998
Wal-Mart Stores, Inc. 0.84% due 6/7/2017[1]	5,000	4,999
Total short-term securities (cost: $22,896,000)		22,894
Total investment securities 102.09% (cost: $247,024,000)		250,583
Other assets less liabilities (2.09)%		(5,140)
Net assets 100.00%		$245,443
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 5/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 5/31/2017 (000)
1.3555%	3-month USD-LIBOR	6/3/2021	$3,000	$(45)	$—	$(45)
3-month USD-LIBOR	2.7945%	4/10/2024	1,500	(80)	—	(80)
3-month USD-LIBOR	2.396%	1/19/2046	500	4	—	4
					$—	$(121)
Credit default swaps
Centrally cleared credit default swaps on credit indices — sell protection
Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 5/31/2017 (000)	Upfront receipts (000)	Unrealized appreciation at 5/31/2017 (000)
1.00%/Quarterly	CDX.NA.IG.28	6/20/2022	$7,500	$138	$113	$25
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)[6]	Value at 5/31/2017 (000)[7]	Unrealized appreciation at 5/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	47	October 2017	$4,700	$5,561	$10

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $64,504,000, which represented 26.28% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $285,000, which represented .12% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars
American Funds Corporate Bond Fund — Page 10 of 11

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-032-0717O-S60592	American Funds Corporate Bond Fund — Page 11 of 11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of American Funds Corporate Bond Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

July 17, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By /s/ David S. Lee
David S. Lee, President and Principal Executive Officer

Date: July 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David S. Lee
David S. Lee, President and Principal Executive Officer

Date: July 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 31, 2017